Name of Registrant:
Franklin Templeton Variable Insurance Products Trust
File No. 811-5583

EXHIBIT ITEM No. 77C: Submission of matters to a vote of security holders


Franklin Templeton Variable Insurance Products Trust

   Franklin Money Market Fund

   Meeting of Shareholders, March 21, 2007 and reconvened on
   April 3, 2007

   A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and was reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin Money Market Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

   Proposal 1. The Election of
   Trustees:

      Name       For       % of     % of   Withhel    % of    % of
                         Outstan   Voted      d     Outstan  Voted
                           ding    Shares             ding   Share
                          Shares                     Shares    s
   Harris J.   1,011,012  55.634%  97.002%  31,251,   1.720%  2.998
   Ashton       ,427.187                    416.600               %
   Robert F.   1,010,840  55.625%  96.985%  31,423,   1.729%  3.015
   Carlson      ,326.007                    517.780               %
   Sam Ginn    1,011,397  55.655%  97.038%  30,866,   1.699%  2.962
                ,159.876                    683.911               %
   Edith E.    1,011,335  55.652%  97.033%  30,928,   1.702%  2.967
   Holiday      ,805.767                    038.020               %
   Frank W.    1,010,567  55.610%  96.959%  31,696,   1.744%  3.041
   T. LaHaye    ,216.292                    627.495               %
   Frank A.    1,010,579  55.611%  96.960%  31,684,   1.743%  3.040
   Olson        ,751.121                    092.666               %
   Larry D.    1,012,933  55.740%  97.186%  29,330,   1.614%  2.814
   Thompson     ,708.914                    134.873               %
   John B.     1,013,303  55.760%  97.221%  28,960,   1.594%  2.779
   Wilson       ,004.132                    839.655               %
   Charles B.  1,012,016  55.690%  97.098%  30,247,   1.664%  2.902
   Johnson      ,202.630                    641.157               %
   Rupert H.   1,012,379  55.710%  97.133%  29,884,   1.644%  2.867
   Johnson,     ,462.509                    381.278               %
   Jr.

   Proposal 2.    To approve an Agreement and Plan of
   Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             35,452,590.648  88.257%  89.113%
   Against            929,321.968   2.313%   2.336%
   Abstain          3,402,106.634   8.469%   8.551%
   Total           39,784,019.250  99.039%  100.000
                                                  %

   Proposal 3.   To approve amendments to certain of the Fund's
   fundamental investment restrictions (includes eight (8) Sub-
   Proposals):

   (a) To amend the Fund's fundamental investment restriction regarding borrowing:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             32,949,034.593  82.024%  82.896%
   Against          2,076,851.778   5.170%   5.225%
   Abstain          4,721,599.929  11.754%  11.879%
   Broker Non-
   Votes
   Total           39,747,486.300  98.948%  100.000
                                                  %

   (b) To amend the Fund's fundamental investment restriction regarding underwriting:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             35,529,359.519  88.448%  89.388%
   Against          1,823,579.422   4.539%   4.588%
   Abstain          2,394,547.359   5.961%   6.024%
   Broker Non-
   Votes
   Total           39,747,486.300  98.948%  100.000
                                                  %

   (c) To amend the Fund's fundamental investment restriction regarding lending:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             33,545,722.818  83.510%  84.397%
   Against          1,778,942.184   4.428%   4.476%
   Abstain          4,422,821.298  11.010%  11.127%
   Broker Non-
   Votes
   Total           39,747,486.300  98.948%  100.000
                                                  %

   (d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             36,061,214.048  89.772%  90.726%
   Against          1,399,272.283   3.483%   3.520%
   Abstain          2,286,999.969   5.693%   5.754%
   Broker Non-
   Votes
   Total           39,747,486.300  98.948%  100.000
                                                  %

   (e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             34,572,511.475  86.066%  86.980%
   Against          1,778,872.352   4.428%   4.476%
   Abstain          3,396,102.473   8.454%   8.544%
   Broker Non-
   Votes
   Total           39,747,486.300  98.948%  100.000
                                                  %

   (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             33,157,260.039  82.542%  83.420%
   Against          2,001,120.437   4.982%   5.034%
   Abstain          4,589,105.824  11.424%  11.546%
   Broker Non-
   Votes
   Total           39,747,486.300  98.948%  100.000
                                                  %

   (g) To amend the Fund's fundamental investment restriction regarding industry concentration:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             34,503,728.311  85.894%  86.807%
   Against          1,748,207.863   4.352%   4.399%
   Abstain          3,495,550.126   8.702%   8.794%
   Broker Non-
   Votes
   Total           39,747,486.300  98.948%  100.000
                                                  %

   (h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             35,044,177.070  87.240%  88.167%
   Against          1,361,777.823   3.390%   3.426%
   Abstain          3,341,531.407   8.318%   8.407%
   Broker Non-
   Votes
   Total           39,747,486.300  98.948%  100.000
                                                  %

   Proposal 4.   To approve the elimination of certain of the
   Fund's fundamental investment restrictions:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             35,841,246.388  89.224%  90.172%
   Against          1,192,779.296   2.969%   3.001%
   Abstain          2,713,460.616   6.755%   6.827%
   Broker Non-
   Votes
   Total           39,747,486.300  98.948%  100.000
                                                  %

   Franklin Templeton Variable Insurance Products Trust

   Franklin Growth and Income Securities Fund

   Meeting of Shareholders, March 21, 2007 and reconvened on April
   3, 2007

   A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin Growth and Income Securities Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank
   A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight
   (8) Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

   Proposal 1. The Election of
   Trustees:

      Name       For       % of     % of   Withhel    % of    % of
                         Outstan   Voted      d     Outstan  Voted
                           ding    Shares             ding   Share
                          Shares                     Shares    s
   Harris J.   1,011,012  55.634%  97.002%  31,251,   1.720%  2.998
   Ashton       ,427.187                    416.600               %
   Robert F.   1,010,840  55.625%  96.985%  31,423,   1.729%  3.015
   Carlson      ,326.007                    517.780               %
   Sam Ginn    1,011,397  55.655%  97.038%  30,866,   1.699%  2.962
                ,159.876                    683.911               %
   Edith E.    1,011,335  55.652%  97.033%  30,928,   1.702%  2.967
   Holiday      ,805.767                    038.020               %
   Frank W.    1,010,567  55.610%  96.959%  31,696,   1.744%  3.041
   T. LaHaye    ,216.292                    627.495               %
   Frank A.    1,010,579  55.611%  96.960%  31,684,   1.743%  3.040
   Olson        ,751.121                    092.666               %
   Larry D.    1,012,933  55.740%  97.186%  29,330,   1.614%  2.814
   Thompson     ,708.914                    134.873               %
   John B.     1,013,303  55.760%  97.221%  28,960,   1.594%  2.779
   Wilson       ,004.132                    839.655               %
   Charles B.  1,012,016  55.690%  97.098%  30,247,   1.664%  2.902
   Johnson      ,202.630                    641.157               %
   Rupert H.   1,012,379  55.710%  97.133%  29,884,   1.644%  2.867
   Johnson,     ,462.509                    381.278               %
   Jr.

   Proposal 2.    To approve an Agreement and Plan of
   Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             40,128,268.654  91.109%  92.796%
   Against          1,074,250.214   2.440%   2.484%
   Abstain          2,040,906.428   4.633%   4.720%
   Total           43,243,425.296  98.182%  100.000
                                                  %

   Proposal 3.   To approve amendments to certain of the Fund's
   fundamental investment restrictions (includes eight (8) Sub-
   Proposals):

   (a) To amend the Fund's fundamental investment restriction regarding borrowing:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             39,344,123.513  89.329%  90.983%
   Against          1,820,718.700   4.134%   4.210%
   Abstain          2,078,583.083   4.719%   4.807%
   Total           43,243,425.296  98.182%  100.000
                                                  %

   (b) To amend the Fund's fundamental investment restriction regarding underwriting:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             39,620,807.704  89.957%  91.623%
   Against          1,443,056.419   3.277%   3.337%
   Abstain          2,179,561.173   4.948%   5.040%
   Total           43,243,425.296  98.182%  100.000
                                                  %

   (c) To amend the Fund's fundamental investment restriction regarding lending:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             39,534,343.999  89.761%  91.423%
   Against          1,581,904.111   3.592%   3.658%
   Abstain          2,127,177.186   4.829%   4.919%
   Total           43,243,425.296  98.182%  100.000
                                                  %

   (d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             39,779,507.067  90.318%  91.990%
   Against          1,384,451.663   3.143%   3.201%
   Abstain          2,079,466.566   4.721%   4.809%
   Total           43,243,425.296  98.182%  100.000
                                                  %

   (e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             39,514,137.770  89.715%  91.376%
   Against          1,531,075.132   3.476%   3.541%
   Abstain          2,198,212.394   4.991%   5.083%
   Total           43,243,425.296  98.182%  100.000
                                                  %

   (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             39,735,726.132  90.218%  91.888%
   Against          1,475,898.587   3.351%   3.413%
   Abstain          2,031,800.577   4.613%   4.699%
   Total           43,243,425.296  98.182%  100.000
                                                  %

   (g) To amend the Fund's fundamental investment restriction regarding industry concentration:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             39,784,674.200  90.329%  92.002%
   Against          1,208,075.297   2.743%   2.793%
   Abstain          2,250,675.799   5.110%   5.205%
   Total           43,243,425.296  98.182%  100.000
                                                  %

   (h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             40,372,468.396  91.664%  93.361%
   Against          1,083,055.221   2.459%   2.504%
   Abstain          1,787,901.679   4.059%   4.135%
   Total           43,243,425.296  98.182%  100.000
                                                  %

   Proposal 4.   To approve the elimination of certain of the
   Fund's fundamental investment restrictions:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             39,907,082.150  90.607%  92.285%
   Against          1,467,864.848   3.333%   3.394%
   Abstain          1,868,478.298   4.242%   4.321%
   Total           43,243,425.296  98.182%  100.000
                                                  %



Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate
Fund

Meeting of Shareholders, March 21, 2007 and reconvened on
April 3, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin Gobal Real Estate Securities Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); to approve the elimination of certain of the Fund's fundamental investment restrictions; to approve a change in the Fund's principal investment goal of capital appreciation with a secondary goal to earn current income to a goal of high total return; to approve a new investment management agreement between the Trust, on behalf of Franklin Real Estate Securities Fund, and Franklin Templeton Institutional, LLC.; to approve a subadvisory agreement between Franklin Templeton Institutional, LLC and Franklin Advisers, Inc.; and to approve a change in the Fund's classification from a diversified to a non-diversified fund. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank
A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), the elimination of certain of the Fund's fundamental investment restrictions, changing the Fund's principal investment goal of capital appreciation with a secondary goal to earn current income to a goal of high total return, a new invesment management agreement between the Trust, on behalf of Franklin Global Real Estate Securities Fund, and Franklin Templeton Institutional, LLC, a subadvisory agreement between Franklin Templeton Insitutional, LLC and Franklin Advisers, Inc., and a change in the Fund's classification from a diversified to a non-diversified fund. No other business was transacted at the meeting.

Proposal 1. The Election of
Trustees:

   Name         For      % of    % of  Withheld   % of   % of
                       Outstan  Voted           Outstan  Voted
                         ding   Shares            ding  Shares
                        Shares                   Shares
Harris J.   1,011,012, 55.634% 97.002% 31,251,41  1.720% 2.998%
Ashton         427.187                    6.600
Robert F.   1,010,840, 55.625% 96.985% 31,423,51  1.729% 3.015%
Carlson        326.007                    7.780
Sam Ginn    1,011,397, 55.655% 97.038% 30,866,68  1.699% 2.962%
               159.876                    3.911
Edith E.    1,011,335, 55.652% 97.033% 30,928,03  1.702% 2.967%
Holiday        805.767                    8.020
Frank W. T. 1,010,567, 55.610% 96.959% 31,696,62  1.744% 3.041%
LaHaye         216.292                    7.495
Frank A.    1,010,579, 55.611% 96.960% 31,684,09  1.743% 3.040%
Olson          751.121                    2.666
Larry D.    1,012,933, 55.740% 97.186% 29,330,13  1.614% 2.814%
Thompson       708.914                    4.873
John B.     1,013,303, 55.760% 97.221% 28,960,83  1.594% 2.779%
Wilson         004.132                    9.655
Charles B.  1,012,016, 55.690% 97.098% 30,247,64  1.664% 2.902%
Johnson        202.630                    1.157
Rupert H.   1,012,379, 55.710% 97.133% 29,884,38  1.644% 2.867%
Johnson,       462.509                    1.278
Jr.

Proposal 2.    To approve an Agreement and Plan of
Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,951,798.441 89.349%  92.759%
Against          1,179,050.744  2.511%   2.607%
Abstain          2,095,874.826  4.464%   4.634%
Total           45,226,724.011 96.324% 100.000%

Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             40,878,735.920 87.064%  90.386%
Against          1,971,165.731  4.198%   4.359%
Abstain          2,376,822.360  5.062%   5.255%
Total           45,226,724.011 96.324% 100.000%

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,320,923.896 88.005%  91.364%
Against          1,528,453.368  3.256%   3.379%
Abstain          2,377,346.747  5.063%   5.257%
Total           45,226,724.011 96.324% 100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,082,401.702 87.497%  90.837%
Against          1,826,362.597  3.890%   4.038%
Abstain          2,317,959.712  4.937%   5.125%
Total           45,226,724.011 96.324% 100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,345,879.511 88.059%  91.419%
Against          1,613,663.622  3.436%   3.568%
Abstain          2,267,180.878  4.829%   5.013%
Total           45,226,724.011 96.324% 100.000%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,187,639.253 87.722%  91.069%
Against          1,752,274.040  3.732%   3.875%
Abstain          2,286,810.718  4.870%   5.056%
Total           45,226,724.011 96.324% 100.000%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,211,775.351 87.773%  91.123%
Against          1,720,550.630  3.664%   3.804%
Abstain          2,294,398.030  4.887%   5.073%
Total           45,226,724.011 96.324% 100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,272,946.256 87.903%  91.258%
Against          1,618,366.852  3.447%   3.578%
Abstain          2,335,410.903  4.974%   5.164%
Total           45,226,724.011 96.324% 100.000%

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,551,837.550 88.497%  91.875%
Against          1,503,160.675  3.202%   3.323%
Abstain          2,171,725.786  4.625%   4.802%
Total           45,226,724.011 96.324% 100.000%

Proposal 4.   To approve the elimination of certain of the
Fund's fundamental investment restrictions:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             40,804,230.089 86.905%  90.222%
Against          2,111,480.717  4.497%   4.668%
Abstain          2,311,013.205  4.922%   5.110%
Total           45,226,724.011 96.324% 100.000%

Proposal 5.   To approve a change in the Fund's principal
investment goal of capital appreciation with a secondary goal to earn current income to a goal of high total return:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,389,113.027 88.151%  91.515%
Against          1,722,142.935  3.667%   3.808%
Abstain          2,115,468.049  4.506%   4.677%
Total           45,226,724.011 96.324% 100.000%

Proposal 6.   To approve a new investment management agreement
between the Trust, on behalf of Franklin Global Real Estate
Securities Fund, and Franklin Templeton Institutional, LLC.:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,241,936.665 87.837%  91.189%
Against          1,713,026.601  3.649%   3.788%
Abstain          2,271,760.745  4.838%   5.023%
Total           45,226,724.011 96.324% 100.000%

Proposal 7.   To approve a subadvisory agreement between
Franklin Templeton Institutional, LLC and Franklin Advisers,
Inc.:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             41,173,707.884 87.692%  91.038%
Against          1,811,852.362  3.859%   4.007%
Abstain          2,241,163.765  4.773%   4.955%
Total           45,226,724.011 96.324% 100.000%

Proposal 8.   To approve a change in the Fund's classification
from a diversified to a non-diversified fund:

               Shares Voted      % of    % of
                               Outstand  Voted
                                 ing    Shares
                                Shares

For             40,447,046.503 86.144%  89.432%
Against          2,484,293.610  5.291%   5.493%
Abstain          2,295,383.898  4.889%   5.075%
Total           45,226,724.011 96.324% 100.000%

   Franklin Templeton Variable Insurance Products Trust

   Franklin Global Communication Securities Fund

   Meeting of Shareholders, March 21, 2007 and reconvened on
   April 3, 2007

   A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and to approve amendments to certain of the Franklin Global Communication Securities Fund's (the "Fund") fundamental investment restrictions (including seven (7) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust and amendments to certain of the Fund's fundamental investment restrictions (including seven (7) Sub-Proposals). No other business was transacted at the meeting.

   Proposal 1. The Election of
   Trustees:

      Name       For       % of     % of   Withhel    % of    % of
                         Outstan   Voted      d     Outstan  Voted
                           ding    Shares             ding   Share
                          Shares                     Shares    s
   Harris J.   1,011,012  55.634%  97.002%  31,251,   1.720%  2.998
   Ashton       ,427.187                    416.600               %
   Robert F.   1,010,840  55.625%  96.985%  31,423,   1.729%  3.015
   Carlson      ,326.007                    517.780               %
   Sam Ginn    1,011,397  55.655%  97.038%  30,866,   1.699%  2.962
                ,159.876                    683.911               %
   Edith E.    1,011,335  55.652%  97.033%  30,928,   1.702%  2.967
   Holiday      ,805.767                    038.020               %
   Frank W.    1,010,567  55.610%  96.959%  31,696,   1.744%  3.041
   T. LaHaye    ,216.292                    627.495               %
   Frank A.    1,010,579  55.611%  96.960%  31,684,   1.743%  3.040
   Olson        ,751.121                    092.666               %
   Larry D.    1,012,933  55.740%  97.186%  29,330,   1.614%  2.814
   Thompson     ,708.914                    134.873               %
   John B.     1,013,303  55.760%  97.221%  28,960,   1.594%  2.779
   Wilson       ,004.132                    839.655               %
   Charles B.  1,012,016  55.690%  97.098%  30,247,   1.664%  2.902
   Johnson      ,202.630                    641.157               %
   Rupert H.   1,012,379  55.710%  97.133%  29,884,   1.644%  2.867
   Johnson,     ,462.509                    381.278               %
   Jr.

   Proposal 2.    To approve an Agreement and Plan of
   Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             20,739,587.987  92.329%  92.329%
   Against            689,171.254   3.068%   3.068%
   Abstain          1,033,877.580   4.603%   4.603%
   Total           22,462,636.821  100.000  100.000
                                         %        %

   Proposal 3.   To approve amendments to certain of the Fund's
   fundamental investment restrictions (includes seven (7) Sub-
   Proposals):

   (a) To amend the Fund's fundamental investment restriction regarding borrowing:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             20,387,001.297  90.760%  90.760%
   Against          1,042,074.707   4.639%   4.639%
   Abstain          1,033,560.817   4.601%   4.601%
   Total           22,462,636.821  100.000  100.000
                                         %        %

   (c) To amend the Fund's fundamental investment restriction regarding lending:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             20,691,887.777  92.117%  92.117%
   Against            761,998.424   3.392%   3.392%
   Abstain          1,008,750.620   4.491%   4.491%
   Total           22,462,636.821  100.000  100.000
                                         %        %

   (d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             20,452,113.676  91.049%  91.049%
   Against            947,445.972   4.218%   4.218%
   Abstain          1,063,077.173   4.733%   4.733%
   Total           22,462,636.821  100.000  100.000
                                         %        %

   (e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             20,775,738.351  92.490%  92.490%
   Against            748,420.556   3.332%   3.332%
   Abstain            938,477.914   4.178%   4.178%
   Total           22,462,636.821  100.000  100.000
                                         %        %

   (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             20,546,897.937  91.471%  91.471%
   Against            895,099.995   3.985%   3.985%
   Abstain          1,020,638.889   4.544%   4.544%
   Total           22,462,636.821  100.000  100.000
                                         %        %

   (g) To amend the Fund's fundamental investment restriction regarding industry concentration:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             20,663,524.665  91.991%  91.991%
   Against            873,427.374   3.888%   3.888%
   Abstain            925,684.782   4.121%   4.121%
   Total           22,462,636.821  100.000  100.000
                                         %        %

   (h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For             20,626,357.123  91.825%  91.825%
   Against            737,073.181   3.282%   3.282%
   Abstain          1,099,206.517   4.893%   4.893%
   Total           22,462,636.821  100.000  100.000
                                         %        %

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 3,
2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin High Income Securities Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. The
Election of Trustees:

    Name         For      % of    % of  Withheld   % of   % of Voted
                        Outstand Voted           Outstand   Shares
                          ing    Shares            ing
                         Shares                   Shares
Harris J.    1,011,012, 55.634% 97.002% 31,251,41  1.720%       2.998%
Ashton          427.187                    6.600
Robert F.    1,010,840, 55.625% 96.985% 31,423,51  1.729%       3.015%
Carlson         326.007                    7.780
Sam Ginn     1,011,397, 55.655% 97.038% 30,866,68  1.699%       2.962%
                159.876                    3.911
Edith E.     1,011,335, 55.652% 97.033% 30,928,03  1.702%       2.967%
Holiday         805.767                    8.020
Frank W. T.  1,010,567, 55.610% 96.959% 31,696,62  1.744%       3.041%
LaHaye          216.292                    7.495
Frank A.     1,010,579, 55.611% 96.960% 31,684,09  1.743%       3.040%
Olson           751.121                    2.666
Larry D.     1,012,933, 55.740% 97.186% 29,330,13  1.614%       2.814%
Thompson        708.914                    4.873
John B.      1,013,303, 55.760% 97.221% 28,960,83  1.594%       2.779%
Wilson          004.132                    9.655
Charles B.   1,012,016, 55.690% 97.098% 30,247,64  1.664%       2.902%
Johnson         202.630                    1.157
Rupert H.    1,012,379, 55.710% 97.133% 29,884,38  1.644%       2.867%
Johnson, Jr.    462.509                    1.278

Proposal 2.    To approve an Agreement and Plan of Reorganization
that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                Shares Voted      % of    % of
                                Outstan   Voted
                                  ding   Shares
                                 Shares

For              31,078,894.351 87.446%  92.886%
Against             488,481.964  1.374%   1.460%
Abstain           1,891,796.537  5.323%   5.654%
Total            33,459,172.852 94.143% 100.000%







Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

                Shares Voted      % of    % of
                                Outstan   Voted
                                  ding   Shares
                                 Shares

For              31,373,628.716 88.275%  93.767%
Against             879,241.273  2.474%   2.628%
Abstain           1,206,302.863  3.394%   3.605%
Total            33,459,172.852 94.143% 100.000%

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

                Shares Voted      % of    % of
                                Outstan   Voted
                                  ding   Shares
                                 Shares

For              31,706,265.129 89.211%  94.761%
Against             593,189.317  1.669%   1.773%
Abstain           1,159,718.406  3.263%   3.466%
Total            33,459,172.852 94.143% 100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

                Shares Voted      % of    % of
                                Outstan   Voted
                                  ding   Shares
                                 Shares

For              31,541,953.172 88.749%  94.270%
Against             672,746.396  1.893%   2.011%
Abstain           1,244,473.284  3.501%   3.719%
Total            33,459,172.852 94.143% 100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

                Shares Voted      % of    % of
                                Outstan   Voted
                                  ding   Shares
                                 Shares

For              31,639,159.145 89.022%  94.560%
Against             663,944.620  1.868%   1.985%
Abstain           1,156,069.087  3.253%   3.455%
Total            33,459,172.852 94.143% 100.000%











(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

                Shares Voted      % of    % of
                                Outstan   Voted
                                  ding   Shares
                                 Shares

For              31,215,329.046 87.830%  93.294%
Against             865,141.731  2.434%   2.585%
Abstain           1,378,702.075  3.879%   4.121%
Total            33,459,172.852 94.143% 100.000%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

                Shares Voted      % of    % of
                                Outstan   Voted
                                  ding   Shares
                                 Shares

For              31,735,968.362 89.295%  94.850%
Against             552,334.123  1.554%   1.651%
Abstain           1,170,870.367  3.294%   3.499%
Total            33,459,172.852 94.143% 100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

                Shares Voted      % of    % of
                                Outstan   Voted
                                  ding   Shares
                                 Shares

For              31,161,881.154 87.679%  93.134%
Against           1,082,699.587  3.047%   3.236%
Abstain           1,214,592.111  3.417%   3.630%
Total            33,459,172.852 94.143% 100.000%

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

                Shares Voted      % of    % of
                                Outstan   Voted
                                  ding   Shares
                                 Shares

For              31,495,840.544 88.619%  94.132%
Against             891,156.302  2.507%   2.664%
Abstain           1,072,176.006  3.017%   3.204%
Total            33,459,172.852 94.143% 100.000%

Proposal 4.   To approve the elimination of certain of the Fund's
fundamental investment restrictions:

                Shares Voted      % of    % of
                                Outstan   Voted
                                  ding   Shares
                                 Shares

For              31,121,805.883 87.567%  93.014%
Against           1,388,669.411  3.907%   4.151%
Abstain             948,697.558  2.669%   2.835%
Total            33,459,172.852 94.143% 100.000%

    Franklin Templeton Variable Insurance Products Trust

    Templeton Global Asset Allocation Fund

    Meeting of Shareholders, March 21,
   2007

    A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and to approve amendments to certain of the Templeton Global Asset Allocation Fund's (the "Fund") fundamental investment restrictions (including seven (7) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
   Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith
   E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, and amendments to certain of the Fund's fundamental investment


    Proposal 1. The Election of
   Trustees:

       Name        For      % of    % of  Withheld   % of    % of
                          Outstand Voted           Outstan  Voted
                            ing    Shares            ding   Shares
                           Shares                   Shares
    Harris J.   1,011,012, 55.634% 97.002% 31,251,4  1.720%  2.998%
   Ashton         427.187                   16.600
    Robert F.   1,010,840, 55.625% 96.985% 31,423,5  1.729%  3.015%
   Carlson        326.007                   17.780
    Sam L. Ginn 1,011,397, 55.655% 97.038% 30,866,6  1.699%  2.962%
                  159.876                   83.911
    Edith E.    1,011,335, 55.652% 97.033% 30,928,0  1.702%  2.967%
   Holiday        805.767                   38.020
    Frank W. T. 1,010,567, 55.610% 96.959% 31,696,6  1.744%  3.041%
   LaHaye         216.292                   27.495
    Frank A.    1,010,579, 55.611% 96.960% 31,684,0  1.743%  3.040%
   Olson          751.121                   92.666
    Larry D.    1,012,933, 55.740% 97.186% 29,330,1  1.614%  2.814%
   Thompson       708.914                   34.873
    John B.     1,013,303, 55.760% 97.221% 28,960,8  1.594%  2.779%
   Wilson         004.132                   39.655
    Charles B.  1,012,016, 55.690% 97.098% 30,247,6  1.664%  2.902%
   Johnson        202.630                   41.157
    Rupert H.   1,012,379, 55.710% 97.133% 29,884,3  1.644%  2.867%
   Johnson,       462.509                   81.278
   Jr.

    Proposal 2.    To approve an Agreement and Plan of
   Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For             12,795,940.511 78.896%  90.992%
    Against            495,977.713  3.058%   3.527%
    Abstain            770,721.709  4.752%   5.481%
    Total           14,062,639.933 86.706% 100.000%





    Proposal 3.   To approve amendments to certain of the Fund's
   fundamental investment restrictions (includes seven (7) Sub-
   Proposals):

    (a) To amend the Fund's fundamental investment restriction regarding borrowing:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For             12,377,078.485 76.313%  88.014%
    Against            853,904.179  5.265%   6.072%
    Abstain            831,657.269  5.128%   5.914%
    Total           14,062,639.933 86.706% 100.000%

    (c) To amend the Fund's fundamental investment restriction regarding lending:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For             12,655,831.828 78.032%  89.996%
    Against            642,158.667  3.960%   4.567%
    Abstain            764,649.438  4.714%   5.437%
    Total           14,062,639.933 86.706% 100.000%

    (d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For             12,624,277.725 77.838%  89.772%
    Against            700,002.331  4.316%   4.977%
    Abstain            738,359.877  4.552%   5.251%
    Total           14,062,639.933 86.706% 100.000%

    (e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For             12,753,574.291 78.635%  90.691%
    Against            634,760.608  3.914%   4.514%
    Abstain            674,305.034  4.157%   4.795%
    Total           14,062,639.933 86.706% 100.000%





    (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For             12,567,313.420 77.486%  89.367%
    Against            766,590.627  4.727%   5.451%
    Abstain            728,735.886  4.493%   5.182%
    Total           14,062,639.933 86.706% 100.000%

    (g) To amend the Fund's fundamental investment restriction regarding industry concentration:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For             12,474,568.285 76.915%  88.707%
    Against            761,963.818  4.698%   5.419%
    Abstain            826,107.830  5.093%   5.874%
    Total           14,062,639.933 86.706% 100.000%

    (h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For             12,632,211.413 77.887%  89.828%
    Against            622,114.172  3.835%   4.424%
    Abstain            808,314.348  4.984%   5.748%
    Total           14,062,639.933 86.706% 100.000%

   Franklin Templeton Variable Insurance Products Trust

   Franklin Income Securities
   Fund

   Meeting of Shareholders, March 21, 2007

   A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-
   Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin Income Securities Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
   Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

   Proposal 1. The Election of
   Trustees:

      Name       For       % of     % of   Withhel    % of    % of
                         Outstan   Voted      d     Outstan  Voted
                           ding    Shares             ding   Share
                          Shares                     Shares    s
   Harris J.   1,011,012  55.634%  97.002%  31,251,   1.720%  2.998
   Ashton       ,427.187                    416.600               %
   Robert F.   1,010,840  55.625%  96.985%  31,423,   1.729%  3.015
   Carlson      ,326.007                    517.780               %
   Sam Ginn    1,011,397  55.655%  97.038%  30,866,   1.699%  2.962
                ,159.876                    683.911               %
   Edith E.    1,011,335  55.652%  97.033%  30,928,   1.702%  2.967
   Holiday      ,805.767                    038.020               %
   Frank W.    1,010,567  55.610%  96.959%  31,696,   1.744%  3.041
   T. LaHaye    ,216.292                    627.495               %
   Frank A.    1,010,579  55.611%  96.960%  31,684,   1.743%  3.040
   Olson        ,751.121                    092.666               %
   Larry D.    1,012,933  55.740%  97.186%  29,330,   1.614%  2.814
   Thompson     ,708.914                    134.873               %
   John B.     1,013,303  55.760%  97.221%  28,960,   1.594%  2.779
   Wilson       ,004.132                    839.655               %
   Charles B.  1,012,016  55.690%  97.098%  30,247,   1.664%  2.902
   Johnson      ,202.630                    641.157               %
   Rupert H.   1,012,379  55.710%  97.133%  29,884,   1.644%  2.867
   Johnson,     ,462.509                    381.278               %
   Jr.

   Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For            479,403,465.153  86.856%  92.423%
   Against          7,037,582.591   2.188%   2.328%
   Abstain         15,869,171.969   4.933%   5.249%
   Total          502,310,219.713  93.977%  100.000
                                                  %

   Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-
   Proposals):

   (a) To amend the Fund's fundamental investment restriction regarding borrowing:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For            274,889,114.772  85.453%  90.929%
   Against         11,384,954.781   3.539%   3.766%
   Abstain         16,036,150.160   4.985%   5.305%
   Total          302,310,219.713  93.977%  100.000
                                                  %

   (b) To amend the Fund's fundamental investment restriction regarding underwriting:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For            277,886,167.789  86.384%  91.921%
   Against          8,347,357.563   2.595%   2.761%
   Abstain         16,076,694.361   4.998%   5.318%
   Total          302,310,219.713  93.977%  100.000
                                                  %

   (c) To amend the Fund's fundamental investment restriction regarding lending:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For            276,892,334.821  86.076%  91.592%
   Against         10,134,766.162   3.150%   3.353%
   Abstain         15,283,118.730   4.751%   5.055%
   Total          302,310,219.713  93.977%  100.000
                                                  %

   (d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For            279,589,233.662  86.914%  92.484%
   Against          8,705,396.891   2.706%   2.880%
   Abstain         14,015,589.160   4.357%   4.636%
   Total          302,310,219.713  93.977%  100.000
                                                  %

   (e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For            276,783,479.568  86.042%  91.556%
   Against         10,162,917.053   3.159%   3.362%
   Abstain         15,363,823.092   4.776%   5.082%
   Total          302,310,219.713  93.977%  100.000
                                                  %

   (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For            279,059,212.283  86.749%  92.309%
   Against          7,989,191.148   2.484%   2.643%
   Abstain         15,261,816.282   4.744%   5.048%
   Total          302,310,219.713  93.977%  100.000
                                                  %

   (g) To amend the Fund's fundamental investment restriction regarding industry concentration:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For            277,717,502.698  86.332%  91.865%
   Against          8,375,325.321   2.604%   2.771%
   Abstain         16,217,391.694   5.041%   5.364%
   Total          302,310,219.713  93.977%  100.000
                                                  %

   (h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For            281,942,801.715  87.646%  93.263%
   Against          6,499,768.489   2.020%   2.150%
   Abstain         13,867,649.509   4.311%   4.587%
   Total          302,310,219.713  93.977%  100.000
                                                  %

   Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

                 Shares Voted       % of     % of
                                  Outstan   Voted
                                    ding    Shares
                                   Shares

   For            280,891,161.756  87.319%  92.915%
   Against          9,547,324.902   2.968%   3.158%
   Abstain         11,871,733.055   3.690%   3.927%
   Total          302,310,219.713  93.977%  100.000
                                                  %

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Fund

Meeting of Shareholders, March 21,
2007 and reconvened on April 3, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin U.S. Government Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and to approve the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. The Election of
Trustees:

   Name       For      % of     % of    Withhel    % of    % of
                      Outstan   Voted      d     Outstan   Voted
                       ding    Shares              ding   Shares
                      Shares                      Shares
Harris J.  1,011,012  55.634%  97.002%   31,251,   1.720%  2.998%
Ashton      ,427.187                     416.600
Robert F.  1,010,840  55.625%  96.985%   31,423,   1.729%  3.015%
Carlson     ,326.007                     517.780
Sam Ginn   1,011,397  55.655%  97.038%   30,866,   1.699%  2.962%
            ,159.876                     683.911
Edith E.   1,011,335  55.652%  97.033%   30,928,   1.702%  2.967%
Holiday     ,805.767                     038.020
Frank W.   1,010,567  55.610%  96.959%   31,696,   1.744%  3.041%
T. LaHaye   ,216.292                     627.495
Frank A.   1,010,579  55.611%  96.960%   31,684,   1.743%  3.040%
Olson       ,751.121                     092.666
Larry D.   1,012,933  55.740%  97.186%   29,330,   1.614%  2.814%
Thompson    ,708.914                     134.873
John B.    1,013,303  55.760%  97.221%   28,960,   1.594%  2.779%
Wilson      ,004.132                     839.655
Charles B. 1,012,016  55.690%  97.098%   30,247,   1.664%  2.902%
Johnson     ,202.630                     641.157
Rupert H.  1,012,379  55.710%  97.133%   29,884,   1.644%  2.867%
Johnson,    ,462.509                     381.278
Jr.

Proposal 2.    To approve an Agreement and Plan of Reorganization
that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            40,842,598.769  91.530%   92.527%
Against           800,428.962   1.793%    1.813%
Abstain         2,498,444.221   5.599%    5.660%
Total          44,141,471.952  98.922%   100.000
                                               %

Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            40,141,033.676  89.957%   90.937%
Against         1,728,976.130   3.875%    3.917%
Abstain         2,271,462.146   5.090%    5.146%
Total          44,141,471.952  98.922%   100.000
                                               %

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            40,608,099.660  91.004%   91.995%
Against         1,315,943.931   2.949%    2.982%
Abstain         2,217,428.361   4.969%    5.023%
Total          44,141,471.952  98.922%   100.000
                                               %

(c) To amend the Fund's fundamental investment restriction regarding lending:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            40,656,353.398  91.112%   92.105%
Against         1,387,635.587   3.110%    3.143%
Abstain         2,097,482.967   4.700%    4.752%
Total          44,141,471.952  98.922%   100.000
                                               %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            44,765,741.775  91.357%   92.352%
Against         1,367,124.629   3.064%    3.098%
Abstain         2,008,605.548   4.501%    4.550%
Total          48,141,471.952  98.922%   100.000
                                               %

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            40,505,094.771  90.773%   91.762%
Against         1,546,666.561   3.466%    3.504%
Abstain         2,089,710.620   4.683%    4.734%
Total          44,141,471.952  98.922%   100.000
                                               %

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            40,912,761.930  91.687%   92.686%
Against         1,150,955.429   2.579%    2.607%
Abstain         2,077,754.593   4.656%    4.707%
Total          44,141,471.952  98.922%   100.000
                                               %

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            40,505,971.853  90.775%   91.764%
Against         1,270,429.927   2.847%    2.878%
Abstain         2,365,070.172   5.300%    5.358%
Total          44,141,471.952  98.922%   100.000
                                               %

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            41,268,977.509  92.485%   93.493%
Against         1,012,219.214   2.269%    2.293%
Abstain         1,860,275.229   4.168%    4.214%
Total          44,141,471.952  98.922%   100.000
                                               %

Proposal 4.   To approve the elimination of certain of the Fund's
fundamental investment restrictions:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            41,327,380.204  92.616%   93.625%
Against         1,231,626.886   2.760%    2.790%
Abstain         1,582,464.862   3.546%    3.585%
Total          44,141,471.952  98.922%   100.000
                                               %

Franklin Templeton Variable Insurance Products Trust

Franklin Zero Coupon Fund 2010

Meeting of Shareholders, March 21, 2007 and reconvened on April
3, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin Zero Coupon Fund 2010's (the"Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and to approve the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. The Election of
Trustees:

  Name        For      % of     % of    Withhel   % of     % of
                      Outstan   Voted      d     Outstan  Voted
                       ding    Shares             ding    Share
                      Shares                     Shares     s
Harris J.  1,011,012  55.634%  97.002%  31,251,   1.720%   2.998
Ashton      ,427.187                    416.600                %
Robert F.  1,010,840  55.625%  96.985%  31,423,   1.729%   3.015
Carlson     ,326.007                    517.780                %
Sam Ginn   1,011,397  55.655%  97.038%  30,866,   1.699%   2.962
            ,159.876                    683.911                %
Edith E.   1,011,335  55.652%  97.033%  30,928,   1.702%   2.967
Holiday     ,805.767                    038.020                %
Frank W.   1,010,567  55.610%  96.959%  31,696,   1.744%   3.041
T. LaHaye   ,216.292                    627.495                %
Frank A.   1,010,579  55.611%  96.960%  31,684,   1.743%   3.040
Olson       ,751.121                    092.666                %
Larry D.   1,012,933  55.740%  97.186%  29,330,   1.614%   2.814
Thompson    ,708.914                    134.873                %
John B.    1,013,303  55.760%  97.221%  28,960,   1.594%   2.779
Wilson      ,004.132                    839.655                %
Charles    1,012,016  55.690%  97.098%  30,247,   1.664%   2.902
B.          ,202.630                    641.157                %
Johnson
Rupert H.  1,012,379  55.710%  97.133%  29,884,   1.644%   2.867
Johnson,    ,462.509                    381.278                %
Jr.

Proposal 2.    To approve an Agreement and Plan of
Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

              Shares Voted      % of     % of
                               Outstan   Voted
                                ding    Shares
                               Shares

For             6,702,478.680  88.778%  88.858%
Against           167,243.636   2.215%   2.218%
Abstain           673,157.399   8.916%   8.924%
Total           7,542,879.715  99.909%  100.000
                                              %

Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

              Shares Voted      % of     % of
                               Outstan   Voted
                                ding    Shares
                               Shares

For             5,975,294.376  79.146%  79.218%
Against           283,616.397   3.756%   3.760%
Abstain         1,283,968.942  17.007%  17.022%
Total           7,542,879.715  99.909%  100.000
                                              %

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

              Shares Voted      % of     % of
                               Outstan   Voted
                                ding    Shares
                               Shares

For             6,423,130.572  85.078%  85.155%
Against           239,249.384   3.169%   3.172%
Abstain           880,499.759  11.662%  11.673%
Total           7,542,879.715  99.909%  100.000
                                              %

(c) To amend the Fund's fundamental investment restriction regarding lending:

              Shares Voted      % of     % of
                               Outstan   Voted
                                ding    Shares
                               Shares

For             6,398,172.818  84.747%  84.824%
Against           265,132.535   3.512%   3.515%
Abstain           879,574.362  11.650%  11.661%
Total           7,542,879.715  99.909%  100.000
                                              %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

              Shares Voted      % of     % of
                               Outstan   Voted
                                ding    Shares
                               Shares

For             6,394,914.199  84.704%  84.781%
Against           221,629.836   2.936%   2.938%
Abstain           926,335.680  12.269%  12.281%
Total           7,542,879.715  99.909%  100.000
                                              %

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

              Shares Voted      % of     % of
                               Outstan   Voted
                                ding    Shares
                               Shares

For             6,403,009.473  84.811%  84.888%
Against           205,484.823   2.722%   2.724%
Abstain           934,385.419  12.376%  12.388%
Total           7,542,879.715  99.909%  100.000
                                              %

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

              Shares Voted      % of     % of
                               Outstan   Voted
                                ding    Shares
                               Shares

For             6,343,178.948  84.019%  84.095%
Against           244,188.916   3.234%   3.237%
Abstain           955,511.851  12.656%  12.668%
Total           7,542,879.715  99.909%  100.000
                                              %

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

              Shares Voted      % of     % of
                               Outstan   Voted
                                ding    Shares
                               Shares

For             6,012,816.003  79.643%  79.715%
Against           198,421.859   2.628%   2.631%
Abstain         1,331,641.853  17.638%  17.654%
Total           7,542,879.715  99.909%  100.000
                                              %

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

              Shares Voted      % of     % of
                               Outstan   Voted
                                ding    Shares
                               Shares

For             6,480,461.136  85.837%  85.915%
Against           196,181.746   2.599%   2.601%
Abstain           866,236.833  11.473%  11.484%
Total           7,542,879.715  99.909%  100.000
                                              %

Proposal 4.   To approve the elimination of certain of the
Fund's fundamental investment restrictions:

              Shares Voted      % of     % of
                               Outstan   Voted
                                ding    Shares
                               Shares

For             6,472,148.805  85.727%  85.805%
Against           216,356.769   2.866%   2.868%
Abstain           854,374.141  11.316%  11.327%
Total           7,542,879.715  99.909%  100.000
                                              %

    Franklin Templeton Variable Insurance Products Trust

    Franklin Rising Dividends Fund

    Meeting of Shareholders, March 21, 2007 and reconvened on
   April 3, 2007

    A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and to approve amendments to certain of the Franklin Rising Dividends Fund's (the
   "Fund") fundamental investment restrictions (including seven
   (7) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust and amendments to certain of the Fund's fundamental investment restrictions
    (including seven (7) Sub-Proposals). No other business was transacted at the meeting.

    Proposal 1. The Election of
   Trustees:

       Name        For      % of    % of  Withheld   % of   % of
                          Outstan  Voted           Outstan  Voted
                            ding   Shares            ding  Shares
                           Shares                   Shares
    Harris J.   1,011,012, 55.634% 97.002% 31,251,41  1.720% 2.998%
   Ashton         427.187                    6.600
    Robert F.   1,010,840, 55.625% 96.985% 31,423,51  1.729% 3.015%
   Carlson        326.007                    7.780
    Sam Ginn    1,011,397, 55.655% 97.038% 30,866,68  1.699% 2.962%
                  159.876                    3.911
    Edith E.    1,011,335, 55.652% 97.033% 30,928,03  1.702% 2.967%
   Holiday        805.767                    8.020
    Frank W. T. 1,010,567, 55.610% 96.959% 31,696,62  1.744% 3.041%
   LaHaye         216.292                    7.495
    Frank A.    1,010,579, 55.611% 96.960% 31,684,09  1.743% 3.040%
   Olson          751.121                    2.666
    Larry D.    1,012,933, 55.740% 97.186% 29,330,13  1.614% 2.814%
   Thompson       708.914                    4.873
    John B.     1,013,303, 55.760% 97.221% 28,960,83  1.594% 2.779%
   Wilson         004.132                    9.655
    Charles B.  1,012,016, 55.690% 97.098% 30,247,64  1.664% 2.902%
   Johnson        202.630                    1.157
    Rupert H.   1,012,379, 55.710% 97.133% 29,884,38  1.644% 2.867%
   Johnson,       462.509                    1.278
   Jr.

    Proposal 2.    To approve an Agreement and Plan of
   Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For            102,486,600.999 92.660%  92.828%
    Against          2,635,816.283  2.383%   2.387%
    Abstain          5,282,805.245  4.776%   4.785%
    Total          110,405,222.527 99.819% 100.000%

    Proposal 3.   To approve amendments to certain of the Fund's
   fundamental investment restrictions (includes seven (7) Sub-
   Proposals):

    (a) To amend the Fund's fundamental investment restriction regarding borrowing:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For            100,687,993.556 91.034%  91.199%
    Against          4,347,683.126  3.930%   3.938%
    Abstain          5,369,545.845  4.855%   4.863%
    Broker Non-
   Votes
    Total          110,405,222.527 99.819% 100.000%

    (c) To amend the Fund's fundamental investment restriction regarding lending:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For            101,732,754.514 91.978%  92.145%
    Against          3,391,150.286  3.066%   3.071%
    Abstain          5,281,317.727  4.775%   4.784%
    Broker Non-
   Votes
    Total          110,405,222.527 99.819% 100.000%

    (d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For            101,153,933.336 91.455%  91.621%
    Against          3,897,276.072  3.523%   3.530%
    Abstain          5,354,013.119  4.841%   4.849%
    Broker Non-
   Votes
    Total          110,405,222.527 99.819% 100.000%

    (e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For            102,125,245.455 92.333%  92.500%
    Against          3,330,014.303  3.011%   3.017%
    Abstain          4,949,962.769  4.475%   4.483%
    Broker Non-
   Votes
    Total          110,405,222.527 99.819% 100.000%

    (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For            101,422,552.318 91.698%  91.864%
    Against          3,641,149.253  3.292%   3.298%
    Abstain          5,341,520.956  4.829%   4.838%
    Broker Non-
   Votes
    Total          110,405,222.527 99.819% 100.000%

    (g) To amend the Fund's fundamental investment restriction regarding industry concentration:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For            101,571,223.023 91.832%  91.999%
    Against          3,775,554.874  3.414%   3.419%
    Abstain          5,058,444.630  4.573%   4.582%
    Broker Non-
   Votes
    Total          110,405,222.527 99.819% 100.000%

    (h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

                  Shares Voted      % of    % of
                                  Outstand  Voted
                                    ing    Shares
                                   Shares

    For            101,353,932.608 91.636%  91.802%
    Against          3,637,736.084  3.289%   3.295%
    Abstain          5,413,553.835  4.894%   4.903%
    Broker Non-
   Votes
    Total          110,405,222.527 99.819% 100.000%

   Franklin Templeton Variable Insurance Products Trust

   Templeton Foreign Securities Fund

   Meeting of Shareholders, March 21, 2007 and reconvened on April
   3, 2007

   A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and to approve amendments to certain of the Templeton Foreign Securities Fund's (the "Fund") fundamental investment restrictions (including seven (7) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
   Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, and amendments to certain of the Fund's fundamental investment restrictions (including seven (7) Sub-
   Proposals). No other business was transacted at the meeting.

   Proposal 1. The Election of
   Trustees:

      Name       For      % of     % of    Withhel    % of    % of
                         Outstan   Voted      d     Outstan  Voted
                          ding    Shares              ding   Shares
                         Shares                      Shares
   Harris J.  1,011,012  55.634%  97.002%   31,251,   1.720% 2.998%
   Ashton      ,427.187                     416.600
   Robert F.  1,010,840  55.625%  96.985%   31,423,   1.729% 3.015%
   Carlson     ,326.007                     517.780
   Sam Ginn   1,011,397  55.655%  97.038%   30,866,   1.699% 2.962%
               ,159.876                     683.911
   Edith E.   1,011,335  55.652%  97.033%   30,928,   1.702% 2.967%
   Holiday     ,805.767                     038.020
   Frank W.   1,010,567  55.610%  96.959%   31,696,   1.744% 3.041%
   T. LaHaye   ,216.292                     627.495
   Frank A.   1,010,579  55.611%  96.960%   31,684,   1.743% 3.040%
   Olson       ,751.121                     092.666
   Larry D.   1,012,933  55.740%  97.186%   29,330,   1.614% 2.814%
   Thompson    ,708.914                     134.873
   John B.    1,013,303  55.760%  97.221%   28,960,   1.594% 2.779%
   Wilson      ,004.132                     839.655
   Charles B. 1,012,016  55.690%  97.098%   30,247,   1.664% 2.902%
   Johnson     ,202.630                     641.157
   Rupert H.  1,012,379  55.710%  97.133%   29,884,   1.644% 2.867%
   Johnson,    ,462.509                     381.278
   Jr.

   Proposal 2.    To approve an Agreement and Plan of
   Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For           112,953,155.453  57.674%   91.198%
   Against         3,107,398.293   1.587%    2.509%
   Abstain         6,376,261.728   3.256%    5.148%
   Broker Non-     1,417,793.692   0.724%    1.145%
   votes
   Total         123,854,609.166  63.241%   100.000
                                                  %


   Proposal 3.   To approve amendments to certain of the Fund's
   fundamental investment restrictions (includes seven (7) Sub-
   Proposals):

   (a) To amend the Fund's fundamental investment restriction regarding borrowing:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For           106,236,737.726  54.245%   86.768%
   Against         4,913,088.143   2.508%    4.013%
   Abstain        11,287,901.207   5.764%    9.219%
   Total         122,437,727.076  62.517%   100.000
                                                  %

   (c) To amend the Fund's fundamental investment restriction regarding lending:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For           107,548,411.280  54.915%   87.839%
   Against         4,006,194.881   2.045%    3.272%
   Abstain        10,883,120.915   5.557%    8.889%
   Total         122,437,727.076  62.517%   100.000
                                                  %

   (d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For           107,266,162.181  54.770%   87.609%
   Against         4,330,914.488   2.212%    3.537%
   Abstain        10,840,650.407   5.535%    8.854%
   Total         122,437,727.076  62.517%   100.000
                                                  %

   (e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For           107,836,704.640  55.062%   88.075%
   Against         3,843,738.452   1.962%    3.139%
   Abstain        10,757,283.984   5.493%    8.786%
   Total         122,437,727.076  62.517%   100.000
                                                  %







   (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For           106,833,832.702  54.550%   87.256%
   Against         4,533,545.225   2.314%    3.702%
   Abstain        11,070,349.149   5.653%    9.042%
   Total         122,437,727.076  62.517%   100.000
                                                  %

   (g) To amend the Fund's fundamental investment restriction regarding industry concentration:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For           107,459,089.440  54.869%   87.766%
   Against         3,733,990.273   1.907%    3.050%
   Abstain        11,244,647.363   5.741%    9.184%
   Total         122,437,727.076  62.517%   100.000
                                                  %

   (h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For           107,435,222.956  54.857%   87.747%
   Against         3,788,333.880   1.934%    3.094%
   Abstain        11,214,170.240   5.726%    9.159%
   Total         122,437,727.076  62.517%   100.000
                                                  %


   Franklin Templeton Variable Insurance Products Trust

   Templeton Developing Markets Securities Fund

   Meeting of Shareholders, March 21, 2007 and reconvened on April
   3, 2007

   A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Templeton Developing Markets Securities Fund's (the "Fund") fundamental investment restrictions (including seven (7) Sub-Proposals); and to approve the reclassification of certain investment policies as non-fundamental. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including seven (7) Sub-Proposals), and the reclassification of certain investment policies as non-fundamental. No other business was transacted at the meeting.


   Proposal 1. The Election of
   Trustees:

      Name       For      % of     % of    Withhel    % of    % of
                         Outstan   Voted      d     Outstan   Voted
                          ding    Shares              ding   Shares
                         Shares                      Shares
   Harris J.  1,011,012  55.634%  97.002%   31,251,   1.720%  2.998%
   Ashton      ,427.187                     416.600
   Robert F.  1,010,840  55.625%  96.985%   31,423,   1.729%  3.015%
   Carlson     ,326.007                     517.780
   Sam Ginn   1,011,397  55.655%  97.038%   30,866,   1.699%  2.962%
               ,159.876                     683.911
   Edith E.   1,011,335  55.652%  97.033%   30,928,   1.702%  2.967%
   Holiday     ,805.767                     038.020
   Frank W.   1,010,567  55.610%  96.959%   31,696,   1.744%  3.041%
   T. LaHaye   ,216.292                     627.495
   Frank A.   1,010,579  55.611%  96.960%   31,684,   1.743%  3.040%
   Olson       ,751.121                     092.666
   Larry D.   1,012,933  55.740%  97.186%   29,330,   1.614%  2.814%
   Thompson    ,708.914                     134.873
   John B.    1,013,303  55.760%  97.221%   28,960,   1.594%  2.779%
   Wilson      ,004.132                     839.655
   Charles B. 1,012,016  55.690%  97.098%   30,247,   1.664%  2.902%
   Johnson     ,202.630                     641.157
   Rupert H.  1,012,379  55.710%  97.133%   29,884,   1.644%  2.867%
   Johnson,    ,462.509                     381.278
   Jr.

   Proposal 2.    To approve an Agreement and Plan of Reorganization
   that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For            75,107,726.607  62.814%   89.590%
   Against         2,518,379.155   2.106%    3.004%
   Abstain         4,647,608.868   3.887%    5.544%
   Broker Non-     1,560,822.928   1.305%    1.862%
   votes
   Total          83,834,537.558  70.112%   100.000
                                                  %

   Proposal 3.   To approve amendments to certain of the Fund's
   fundamental investment restrictions (includes seven (7) Sub-
   Proposals):

   (a) To amend the Fund's fundamental investment restriction regarding borrowing:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For            71,008,893.633  59.386%   89.953%
   Against         3,523,565.437   2.947%    4.464%
   Abstain         4,407,372.265   3.686%    5.583%
   Total          78,939,831.335  66.019%   100.000
                                                  %

   (c) To amend the Fund's fundamental investment restriction regarding lending:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For            71,626,528.666  59.902%   90.736%
   Against         2,649,908.442   2.217%    3.356%
   Abstain         4,663,394.227   3.900%    5.908%
   Total          78,939,831.335  66.019%   100.000
                                                  %

   (d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For            70,949,667.204  59.336%   89.878%
   Against         3,371,042.820   2.820%    4.271%
   Abstain         4,619,121.311   3.863%    5.851%
   Total          78,939,831.335  66.019%   100.000
                                                  %

   (e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For            72,290,301.211  60.458%   91.576%
   Against         2,425,510.919   2.028%    3.073%
   Abstain         4,224,019.205   3.533%    5.351%
   Total          78,939,831.335  66.019%   100.000
                                                  %


   (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For            71,625,036.065  59.901%   90.734%
   Against         2,998,871.669   2.508%    3.799%
   Abstain         4,315,923.601   3.610%    5.467%
   Total          78,939,831.335  66.019%   100.000
                                                  %

   (g) To amend the Fund's fundamental investment restriction regarding industry concentration:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For            71,401,295.315  59.714%   90.450%
   Against         2,982,494.706   2.494%    3.778%
   Abstain         4,556,041.314   3.811%    5.772%
   Total          78,939,831.335  66.019%   100.000
                                                  %

   (h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For            71,748,304.339  60.004%   90.890%
   Against         3,059,199.470   2.559%    3.875%
   Abstain         4,132,327.526   3.456%    5.235%
   Total          78,939,831.335  66.019%   100.000
                                                  %

   Proposal 4. To approve the reclassification of certain investment policies as non-fundamental:

                 Shares Voted      % of      % of
                                  Outstan   Voted
                                   ding     Shares
                                  Shares

   For            72,704,527.204  60.804%   92.101%
   Against           239,923.585   1.873%    2.838%
   Abstain         3,995,380.546   3.342%    5.061%
   Total          76,939,831.335  66.019%   100.000
                                                  %

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities
Fund

Meeting of Shareholders, March 21, 2007 and Reconvened on April 3,
2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Templeton Growth Securities Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); to approve the elimination of certain of the Fund's fundamental investment restrictions; and to approve the reclassification of certain investment policies as non-fundamental. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust:
Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), the elimination of certain of the Fund's fundamental investment restrictions, and to approve the reclassification of certain investment policies as non-fundamental. No other business was transacted at the meeting.



Proposal 1. The Election of
Trustees:

   Name       For      % of     % of    Withheld   % of      % of
                      Outstan   Voted             Outstan   Voted
                       ding    Shares              ding     Shares
                      Shares                      Shares
Harris J.  1,011,012  55.634%  97.002%  31,251,4   1.720%    2.998%
Ashton      ,427.187                      16.600
Robert F.  1,010,840  55.625%  96.985%  31,423,5   1.729%    3.015%
Carlson     ,326.007                      17.780
Sam Ginn   1,011,397  55.655%  97.038%  30,866,6   1.699%    2.962%
            ,159.876                      83.911
Edith E.   1,011,335  55.652%  97.033%  30,928,0   1.702%    2.967%
Holiday     ,805.767                      38.020
Frank W.   1,010,567  55.610%  96.959%  31,696,6   1.744%    3.041%
T. LaHaye   ,216.292                      27.495
Frank A.   1,010,579  55.611%  96.960%  31,684,0   1.743%    3.040%
Olson       ,751.121                      92.666
Larry D.   1,012,933  55.740%  97.186%  29,330,1   1.614%    2.814%
Thompson    ,708.914                      34.873
John B.    1,013,303  55.760%  97.221%  28,960,8   1.594%    2.779%
Wilson      ,004.132                      39.655
Charles B. 1,012,016  55.690%  97.098%  30,247,6   1.664%    2.902%
Johnson     ,202.630                      41.157
Rupert H.  1,012,379  55.710%  97.133%  29,884,3   1.644%    2.867%
Johnson,    ,462.509                      81.278
Jr.

Proposal 2.    To approve an Agreement and Plan of Reorganization
that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           153,072,974.829  75.380%   88.640%
Against         3,725,321.503   1.835%    2.157%
Abstain         7,641,306.551   3.763%    4.425%
Broker Non-     8,250,514.808   4.063%    4.778%
votes
Total         172,690,117.691  85.041%  100.000%

Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           156,977,404.176  77.303%   90.901%
Against         6,776,270.264   3.337%    3.924%
Abstain         8,936,443.251   4.401%    5.175%
Total         172,690,117.691  85.041%  100.000%

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           158,921,967.616  78.260%   92.027%
Against         5,109,815.066   2.517%    2.959%
Abstain         8,658,335.009   4.264%    5.014%
Total         172,690,117.691  85.041%  100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           158,250,807.944  77.930%   91.639%
Against         6,234,349.854   3.070%    3.610%
Abstain         8,204,959.893   4.041%    4.751%
Total         172,690,117.691  85.041%  100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           158,858,598.541  78.229%   91.991%
Against         5,580,033.192   2.748%    3.231%
Abstain         8,251,485.958   4.064%    4.778%
Total         172,690,117.691  85.041%  100.000%





(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           158,241,471.530  77.925%   91.633%
Against         5,871,583.255   2.892%    3.400%
Abstain         8,577,062.906   4.224%    4.967%
Total         172,690,117.691  85.041%  100.000%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           158,971,359.700  78.285%   92.056%
Against         5,409,586.804   2.664%    3.132%
Abstain         8,309,171.187   4.092%    4.812%
Total         172,690,117.691  85.041%  100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           158,663,612.709  78.133%   91.878%
Against         5,548,929.818   2.733%    3.213%
Abstain         8,477,575.164   4.175%    4.909%
Total         172,690,117.691  85.041%  100.000%

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           161,033,746.970  79.300%   93.250%
Against         3,959,501.490   1.950%    2.293%
Abstain         7,696,869.231   3.791%    4.457%
Total         172,690,117.691  85.041%  100.000%


Proposal 4.   To approve the elimination of certain of the Fund's
fundamental investment restrictions:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           160,282,931.162  78.931%   92.815%
Against         5,817,716.895   2.865%    3.369%
Abstain         6,589,469.634   3.245%    3.816%
Total         172,690,117.691  85.041%  100.000%

Proposal 5. To approve the reclassification of certain investment policies as non-fundamental:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For           157,732,539.534  77.675%   91.338%
Against         6,208,255.463   3.057%    3.596%
Abstain         8,749,322.694   4.309%    5.066%
Total         172,690,117.691  85.041%  100.000%


Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Meeting of Shareholders, March 21, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-
Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Templeton Global Income Securities Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight
(8) Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. The Election of
Trustees:

   Name       For       % of     % of   Withhel    % of    % of
                      Outstan   Voted      d     Outstan  Voted
                        ding    Shares             ding   Share
                       Shares                     Shares    s
Harris J.   1,011,012  55.634%  97.002%  31,251,   1.720%  2.998
Ashton       ,427.187                    416.600               %
Robert F.   1,010,840  55.625%  96.985%  31,423,   1.729%  3.015
Carlson      ,326.007                    517.780               %
Sam Ginn    1,011,397  55.655%  97.038%  30,866,   1.699%  2.962
             ,159.876                    683.911               %
Edith E.    1,011,335  55.652%  97.033%  30,928,   1.702%  2.967
Holiday      ,805.767                    038.020               %
Frank W.    1,010,567  55.610%  96.959%  31,696,   1.744%  3.041
T. LaHaye    ,216.292                    627.495               %
Frank A.    1,010,579  55.611%  96.960%  31,684,   1.743%  3.040
Olson        ,751.121                    092.666               %
Larry D.    1,012,933  55.740%  97.186%  29,330,   1.614%  2.814
Thompson     ,708.914                    134.873               %
John B.     1,013,303  55.760%  97.221%  28,960,   1.594%  2.779
Wilson       ,004.132                    839.655               %
Charles B.  1,012,016  55.690%  97.098%  30,247,   1.664%  2.902
Johnson      ,202.630                    641.157               %
Rupert H.   1,012,379  55.710%  97.133%  29,884,   1.644%  2.867
Johnson,     ,462.509                    381.278               %
Jr.

Proposal 2.    To approve an Agreement and Plan of
Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             18,178,335.259  88.240%  92.538%
Against            404,531.309   1.963%   2.059%
Abstain          1,061,319.311   5.152%   5.403%
Total           19,644,185.879  95.355%  100.000
                                               %


Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             17,717,786.411  86.004%  90.194%
Against            855,887.823   4.155%   4.356%
Abstain          1,070,511.645   5.196%   5.450%
Total           19,644,185.879  95.355%  100.000
                                               %

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             18,019,946.124  87.471%  91.732%
Against            644,043.620   3.126%   3.278%
Abstain            980,196.135   4.758%   4.990%
Total           19,644,185.879  95.355%  100.000
                                               %

(c) To amend the Fund's fundamental investment restriction regarding lending:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             17,869,624.189  86.741%  90.966%
Against            767,285.300   3.725%   3.906%
Abstain          1,007,276.390   4.889%   5.128%
Total           19,644,185.879  95.355%  100.000
                                               %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             18,021,721.645  87.479%  91.741%
Against            652,021.935   3.165%   3.319%
Abstain            970,442.299   4.711%   4.940%
Total           19,644,185.879  95.355%  100.000
                                               %






(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             18,042,426.474  87.580%  91.846%
Against            639,232.144   3.103%   3.254%
Abstain            962,527.261   4.672%   4.900%
Total           19,644,185.879  95.355%  100.000
                                               %

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             18,081,025.189  87.767%  92.043%
Against            523,456.801   2.541%   2.664%
Abstain          1,039,703.889   5.047%   5.293%
Total           19,644,185.879  95.355%  100.000
                                               %

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             17,995,670.983  87.353%  91.608%
Against            617,786.894   2.999%   3.145%
Abstain          1,030,728.002   5.003%   5.247%
Total           19,644,185.879  95.355%  100.000
                                               %

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             18,152,413.683  88.114%  92.406%
Against            536,912.695   2.606%   2.733%
Abstain            954,859.501   4.635%   4.861%
Total           19,644,185.879  95.355%  100.000
                                               %









Proposal 4.   To approve the elimination of certain of the
Fund's fundamental investment restrictions:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             17,984,760.743  87.300%  91.553%
Against            792,915.223   3.849%   4.036%
Abstain            866,509.913   4.206%   4.411%
Total           19,644,185.879  95.355%  100.000
                                               %





Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April
3, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and to approve amendments to certain of the Franklin Small-Mid Cap Growth Fund's (the"Fund") fundamental investment restrictions (including seven (7) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, and amendments to certain of the Fund's fundamental investment restrictions (including seven (7) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The
Election of Trustees:

    Name         For      % of    % of  Withheld   % of   % of
                        Outstan  Voted           Outstand Voted
                          ding   Shares            ing   Shares
                         Shares                   Shares
Harris J.     1,011,012, 55.634% 97.002% 31,251,41  1.720% 2.998%
Ashton          427.187                    6.600
Robert F.     1,010,840, 55.625% 96.985% 31,423,51  1.729% 3.015%
Carlson         326.007                    7.780
Sam Ginn      1,011,397, 55.655% 97.038% 30,866,68  1.699% 2.962%
                159.876                    3.911
Edith E.      1,011,335, 55.652% 97.033% 30,928,03  1.702% 2.967%
Holiday         805.767                    8.020
Frank W. T.   1,010,567, 55.610% 96.959% 31,696,62  1.744% 3.041%
LaHaye          216.292                    7.495
Frank A.      1,010,579, 55.611% 96.960% 31,684,09  1.743% 3.040%
Olson           751.121                    2.666
Larry D.      1,012,933, 55.740% 97.186% 29,330,13  1.614% 2.814%
Thompson        708.914                    4.873
John B.       1,013,303, 55.760% 97.221% 28,960,83  1.594% 2.779%
Wilson          004.132                    9.655
Charles B.    1,012,016, 55.690% 97.098% 30,247,64  1.664% 2.902%
Johnson         202.630                    1.157
Rupert H.     1,012,379, 55.710% 97.133% 29,884,38  1.644% 2.867%
Johnson, Jr.    462.509                    1.278

Proposal 2.    To approve an Agreement and Plan of
Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                 Shares Voted     % of    % of
                                Outstand  Voted
                                  ing    Shares
                                 Shares

For              32,382,679.503 54.524%  91.257%
Against             802,848.939  1.352%   2.263%
Abstain           2,078,275.317  3.499%   5.856%
Broker Non-         221,316.397  0.373%   0.624%
votes
Total            35,485,120.156 59.748% 100.000%


Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes seven (7) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

                 Shares Voted     % of    % of
                                Outstand  Voted
                                  ing    Shares
                                 Shares

For              31,912,621.169 53.733%  89.932%
Against           1,533,050.771  2.581%   4.321%
Abstain           2,039,448.216  3.434%   5.747%
Total            35,485,120.156 59.748% 100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

                 Shares Voted     % of    % of
                                Outstand  Voted
                                  ing    Shares
                                 Shares

For              32,327,891.674 54.432%  91.103%
Against           1,082,513.943  1.823%   3.050%
Abstain           2,074,714.539  3.493%   5.847%
Total            35,485,120.156 59.748% 100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

                 Shares Voted     % of    % of
                                Outstand  Voted
                                  ing    Shares
                                 Shares

For              32,108,442.036 54.062%  90.484%
Against           1,318,252.796  2.220%   3.715%
Abstain           2,058,425.324  3.466%   5.801%
Total            35,485,120.156 59.748% 100.000%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

                 Shares Voted     % of    % of
                                Outstand  Voted
                                  ing    Shares
                                 Shares

For              32,419,620.896 54.586%  91.361%
Against           1,045,048.243  1.760%   2.945%
Abstain           2,020,451.017  3.402%   5.694%
Total            35,485,120.156 59.748% 100.000%






(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

                 Shares Voted     % of    % of
                                Outstand  Voted
                                  ing    Shares
                                 Shares

For              32,069,278.618 53.996%  90.374%
Against           1,354,010.264  2.280%   3.816%
Abstain           2,061,831.274  3.472%   5.810%
Total            35,485,120.156 59.748% 100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

                 Shares Voted     % of    % of
                                Outstand  Voted
                                  ing    Shares
                                 Shares

For              32,473,036.252 54.676%  91.512%
Against           1,095,362.260  1.845%   3.087%
Abstain           1,916,721.644  3.227%   5.401%
Total            35,485,120.156 59.748% 100.000%

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

                 Shares Voted     % of    % of
                                Outstand  Voted
                                  ing    Shares
                                 Shares

For              32,169,281.047 54.165%  90.656%
Against           1,120,674.549  1.887%   3.158%
Abstain           2,195,164.560  3.696%   6.186%
Total            35,485,120.156 59.748% 100.000%

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Growth Securities
Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 3,
2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin Large Cap Growth Securities Fund's ("the Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert
F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. The
Election of Trustees:

   Name        For      % of     % of    Withhel   % of    % of Voted
                       Outstan   Voted      d     Outstan    Shares
                        ding    Shares             ding
                       Shares                     Shares
Harris J.   1,011,012  55.634%  97.002%  31,251,   1.720%      2.998%
Ashton       ,427.187                    416.600
Robert F.   1,010,840  55.625%  96.985%  31,423,   1.729%      3.015%
Carlson      ,326.007                    517.780
Sam Ginn    1,011,397  55.655%  97.038%  30,866,   1.699%      2.962%
             ,159.876                    683.911
Edith E.    1,011,335  55.652%  97.033%  30,928,   1.702%      2.967%
Holiday      ,805.767                    038.020
Frank W.    1,010,567  55.610%  96.959%  31,696,   1.744%      3.041%
T. LaHaye    ,216.292                    627.495
Frank A.    1,010,579  55.611%  96.960%  31,684,   1.743%      3.040%
Olson        ,751.121                    092.666
Larry D.    1,012,933  55.740%  97.186%  29,330,   1.614%      2.814%
Thompson     ,708.914                    134.873
John B.     1,013,303  55.760%  97.221%  28,960,   1.594%      2.779%
Wilson       ,004.132                    839.655
Charles B.  1,012,016  55.690%  97.098%  30,247,   1.664%      2.902%
Johnson      ,202.630                    641.157
Rupert H.   1,012,379  55.710%  97.133%  29,884,   1.644%      2.867%
Johnson,     ,462.509                    381.278
Jr.

Proposal 2.    To approve an Agreement and Plan of Reorganization
that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

               Shares Voted      % of     % of
                                Outstan   Voted
                                 ding    Shares
                                Shares

For             40,966,719.445  90.040%  92.956%
Against            965,310.598   2.122%   2.190%
Abstain          2,139,171.120   4.702%   4.854%
Total           44,071,201.163  96.864%  100.000
                                               %






Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

               Shares Voted      % of     % of
                                Outstan   Voted
                                 ding    Shares
                                Shares

For             24,304,526.194  53.419%  91.566%
Against            823,657.902   1.810%   3.103%
Abstain          1,414,984.191   3.110%   5.331%
Broker Non-
Votes
Total           26,543,168.287  58.339%  100.000
                                               %

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

               Shares Voted      % of     % of
                                Outstan   Voted
                                 ding    Shares
                                Shares

For             24,318,407.588  53.449%  91.618%
Against            610,077.478   1.341%   2.299%
Abstain          1,614,683.221   3.549%   6.083%
Broker Non-
Votes
Total           26,543,168.287  58.339%  100.000
                                               %

(c) To amend the Fund's fundamental investment restriction regarding lending:

               Shares Voted      % of     % of
                                Outstan   Voted
                                 ding    Shares
                                Shares

For             24,249,512.956  53.298%  91.359%
Against            756,067.729   1.662%   2.848%
Abstain          1,537,587.602   3.379%   5.793%
Broker Non-
Votes
Total           26,543,168.287  58.339%  100.000
                                               %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

               Shares Voted      % of     % of
                                Outstan   Voted
                                 ding    Shares
                                Shares

For             24,136,658.419  53.050%  90.934%
Against            851,087.859   1.870%   3.206%
Abstain          1,555,422.009   3.419%   5.860%
Broker Non-
Votes
Total           26,543,168.287  58.339%  100.000
                                               %






(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

               Shares Voted      % of     % of
                                Outstan   Voted
                                 ding    Shares
                                Shares

For             24,236,457.949  53.269%  91.310%
Against            822,058.026   1.807%   3.097%
Abstain          1,484,652.312   3.263%   5.593%
Broker Non-
Votes
Total           26,543,168.287  58.339%  100.000
                                               %

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

               Shares Voted      % of     % of
                                Outstan   Voted
                                 ding    Shares
                                Shares

For             24,545,764.010  53.949%  92.475%
Against            684,713.538   1.505%   2.580%
Abstain          1,312,690.739   2.885%   4.945%
Broker Non-
Votes
Total           26,543,168.287  58.339%  100.000
                                               %

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

               Shares Voted      % of     % of
                                Outstan   Voted
                                 ding    Shares
                                Shares

For             24,270,947.767  53.345%  91.440%
Against            651,365.293   1.432%   2.454%
Abstain          1,620,855.227   3.562%   6.106%
Broker Non-
Votes
Total           26,543,168.287  58.339%  100.000
                                               %

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

               Shares Voted      % of     % of
                                Outstan   Voted
                                 ding    Shares
                                Shares

For             24,820,998.859  54.554%  93.512%
Against            516,161.715   1.134%   1.944%
Abstain          1,206,007.713   2.651%   4.544%
Broker Non-
Votes
Total           26,543,168.287  58.339%  100.000
                                               %









Proposal 4.   To approve the elimination of certain of the Fund's
fundamental investment restrictions:

               Shares Voted      % of     % of
                                Outstan   Voted
                                 ding    Shares
                                Shares

For             24,511,624.834  53.874%  92.346%
Against            765,130.037   1.682%   2.883%
Abstain          1,266,413.416   2.783%   4.771%
Broker Non-
Votes
Total           26,543,168.287  58.339%  100.000
                                               %


Franklin Templeton Variable Insurance Products Trust

MUTUAL DISCOVERY SECURITIES FUND

Meeting of Shareholders, March 21, 2007 and reconvened on
April 3, 2007


A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on
March 21, 2007and reconvened on April 03, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of the Trust's fundamental investment restrictions (including several
Sub-Proposals); and to approve the elimination of certain of the Trust's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F.
Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson, and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Trust's fundamental investment restrictions (including eight Sub-Proposals), and the elimination of certain of the Trust's fundamental investment restrictions. No other business was transacted at the meeting.


The results of the voting at the meeting are as follows:

Proposal 1. The Election of
Trustees:

    Name             For          % of       % of     Withheld    % of     % of
                                Outstand     Voted              Outstandi  Voted
                                   ing      Shares              ng Shares  Share
                                 Shares                                      s
Harris J.     1,011,012,427.187   55.634%    97.002%  31,251,41    1.720%  2.998
Ashton                                                    6.600                %
Robert F.     1,010,840,326.007   55.625%    96.985%  31,423,51    1.729%  3.015
Carlson                                                   7.780                %
Sam L. Ginn   1,011,397,159.876   55.655%    97.038%  30,866,68    1.699%  2.962
                                                          3.911                %
Edith E.      1,011,335,805.767   55.652%    97.033%  30,928,03    1.702%  2.967
Holiday                                                   8.020                %
Frank W. T.   1,010,567,216.292   55.610%    96.959%  31,696,62    1.744%  3.041
LaHaye                                                    7.495                %
Frank A.      1,010,579,751.121   55.611%    96.960%  31,684,09    1.743%  3.040
Olson                                                     2.660                %
Larry D.      1,012,933,708.914   55.740%    97.186%  29,330,13    1.614%  2.814
Thompson                                                  4.873                %
John B.       1,013,303,004.132   55.760%    97.221%  28,960,83    1.594%  2.779
Wilson                                                    9.655                %
Charles B.    1,012,016,202.630   55.690%    97.098%  30,247,64    1.664%  2.902
Johnson                                                   1.157                %
Rupert H.     1,012,379,462.509   55.710%    97.133%  29,884,38    1.644%  2.867
Johnson, Jr.                                              1.278                %




Proposal 2.    To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                        37,033,507.198    53.084%    93.416%
Against                       941,788.125     1.350%     2.376%
Abstain                     1,668,403.664     2.392%     4.208%
Total                      39,643,698.987    56.826%   100.000%


Proposal 3.   To approve amendments to certain of the Trust's fundamental investment restrictions (includes eight Sub-Proposals):

(a) To amend the Trust's fundamental investment restriction regarding borrowing:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                        36,190,862.330    51.877%    91.290%
Against                     1,702,579.025     2.440%     4.295%
Abstain                     1,750,257.632     2.509%     4.415%
Total                      39,643,698.987    56.826%   100.000%

(b) To amend the Trust's fundamental investment restriction regarding underwriting:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                        36,856,587.216    52.831%    92.970%
Against                     1,121,656.003     1.608%     2.829%
Abstain                     1,665,455.768     2.387%     4.201%
Total                      39,643,698.987    56.826%   100.000%

(c) To amend the Trust's fundamental investment restriction regarding lending:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                        36,582,777.000    52.438%    92.279%
Against                     1,458,771.605     2.091%     3.680%
Abstain                     1,602,150.382     2.297%     4.041%
Total                      39,643,698.987    56.826%   100.000%

(d) To amend the Trust's fundamental investment restriction regarding investments in real estate:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                        36,851,146.210    52.823%    92.956%
Against                     1,110,945.179     1.592%     2.802%
Abstain                     1,681,607.598     2.411%     4.242%
Total                      39,643,698.987    56.826%   100.000%

(e) To amend the Trust's fundamental investment restriction regarding investments in commodities:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                        36,607,889.846    52.474%    92.342%
Against                     1,369,040.958     1.963%     3.454%
Abstain                     1,666,768.183     2.389%     4.204%
Total                      39,643,698.987    56.826%   100.000%

(f) To amend the Trust's fundamental investment restriction regarding issuing senior securities:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                        36,778,226.717    52.718%    92.772%
Against                     1,185,614.793     1.700%     2.991%
Abstain                     1,679,857.477     2.408%     4.237%
Total                      39,643,698.987    56.826%   100.000%

(g) To amend the Trust's fundamental investment restriction regarding industry concentration:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                        36,513,865.363    52.340%    92.105%
Against                     1,306,428.725     1.872%     3.296%
Abstain                     1,823,404.899     2.614%     4.599%
Total                      39,643,698.987    56.826%   100.000%

(h) To amend the Trust's fundamental investment restriction regarding diversification of investments:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                        37,055,233.712    53.116%    93.471%
Against                     1,014,424.724     1.454%     2.559%
Abstain                     1,574,040.551     2.256%     3.970%
Total                      39,643,698.987    56.826%   100.000%

Proposal 4.   To approve the elimination of certain of the Trust's fundamental investment restrictions:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                        37,095,053.091    53.173%    93.571%
Against                     1,339,149.835     1.919%     3.378%
Abstain                     1,209,496.061     1.734%     3.051%
Total                      39,643,698.987    56.826%   100.000%

Franklin Templeton Variable Insurance Products Trust

MUTUAL SHARES SECURITIES FUND

Meeting of Shareholders, March 21, 2007 and reconvened on April 3, 2007


A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 03, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of the Trust's fundamental investment restrictions (including several Sub-Proposals); and to approve the elimination of certain of the Trust's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson, and John
B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Trust's fundamental investment restrictions (including eight Sub-Proposals), and the elimination of certain of the Trust's fundamental investment restrictions.
No other business was transacted at the meeting.


The results of the voting at the meeting are as follows:

Proposal 1. The Election of
Trustees:

    Name             For          % of       % of     Withheld    % of     % of
                                Outstand     Voted              Outstandi  Voted
                                   ing      Shares              ng Shares  Share
                                 Shares                                      s
Harris J.     1,011,012,427.187   55.634%    97.002%  31,251,41    1.720%  2.998
Ashton                                                    6.600                %
Robert F.     1,010,840,326.007   55.625%    96.985%  31,423,51    1.729%  3.015
Carlson                                                   7.780                %
Sam L. Ginn   1,011,397,159.876   55.655%    97.038%  30,866,68    1.699%  2.962
                                                          3.911                %
Edith E.      1,011,335,805.767   55.652%    97.033%  30,928,03    1.702%  2.967
Holiday                                                   8.020                %
Frank W. T.   1,010,567,216.292   55.610%    96.959%  31,696,62    1.744%  3.041
LaHaye                                                    7.495                %
Frank A.      1,010,579,751.121   55.611%    96.960%  31,684,09    1.743%  3.040
Olson                                                     2.660                %
Larry D.      1,012,933,708.914   55.740%    97.186%  29,330,13    1.614%  2.814
Thompson                                                  4.873                %
John B.       1,013,303,004.132   55.760%    97.221%  28,960,83    1.594%  2.779
Wilson                                                    9.655                %
Charles B.    1,012,016,202.630   55.690%    97.098%  30,247,64    1.664%  2.902
Johnson                                                   1.157                %
Rupert H.     1,012,379,462.509   55.710%    97.133%  29,884,38    1.644%  2.867
Johnson, Jr.                                              1.278                %




Proposal 2.    To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                       226,417,865.558    85.766%    90.855%
Against                     5,967,085.311     2.261%     2.394%
Abstain                    11,719,424.192     4.439%     4.703%
Broker Non-                 5,104,585.441     1.934%     2.048%
Votes
Total                     249,208,960.502    94.400%   100.000%


Proposal 3.   To approve amendments to certain of the Trust's fundamental investment restrictions (includes eight Sub-Proposals):

(a) To amend the Trust's fundamental investment restriction regarding borrowing:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                       227,410,184.489    86.142%    91.289%
Against                     9,971,170.900     3.777%     4.003%
Abstain                    11,727,725.947     4.443%     4.708%
Total                     249,109,081.336    94.362%   100.000%

(b) To amend the Trust's fundamental investment restriction regarding underwriting:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                       229,831,742.244    87.060%    92.261%
Against                     7,824,043.751     2.963%     3.141%
Abstain                    11,453,295.341     4.339%     4.598%
Total                     249,109,081.336    94.362%   100.000%

(c) To amend the Trust's fundamental investment restriction regarding lending:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                       229,039,379.088    86.759%    91.943%
Against                     9,159,998.582     3.470%     3.678%
Abstain                    10,909,703.666     4.133%     4.379%
Total                     249,109,081.336    94.362%   100.000%

(d) To amend the Trust's fundamental investment restriction regarding investments in real estate:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                       230,420,372.879    87.283%    92.498%
Against                     8,116,115.938     3.074%     3.258%
Abstain                    10,572,592.519     4.005%     4.244%
Total                     249,109,081.336    94.362%   100.000%

(e) To amend the Trust's fundamental investment restriction regarding investments in commodities:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                       228,696,993.673    86.630%    91.806%
Against                     8,844,072.461     3.350%     3.550%
Abstain                    11,568,015.202     4.382%     4.644%
Total                     249,109,081.336    94.362%   100.000%

(f) To amend the Trust's fundamental investment restriction regarding issuing senior securities:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                       230,116,550.667    87.167%    92.376%
Against                     7,829,024.617     2.966%     3.143%
Abstain                    11,163,506.052     4.229%     4.481%
Total                     249,109,081.336    94.362%   100.000%

(g) To amend the Trust's fundamental investment restriction regarding industry concentration:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                       229,731,127.866    87.021%    92.221%
Against                     7,614,709.569     2.885%     3.057%
Abstain                    11,763,243.901     4.456%     4.722%
Total                     249,109,081.336    94.362%   100.000%

(h) To amend the Trust's fundamental investment restriction regarding diversification of investments:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                       232,540,528.836    88.086%    93.349%
Against                     6,098,051.306     2.310%     2.448%
Abstain                    10,470,501.194     3.966%     4.203%
Total                     249,109,081.336    94.362%   100.000%

Proposal 4.   To approve the elimination of certain of the Trust's fundamental investment restrictions:

                     Shares Voted            % of       % of
                                           Outstand    Voted
                                              ing      Shares
                                            Shares

For                       231,273,418.805    87.606%    92.840%
Against                     8,899,050.278     3.371%     3.573%
Abstain                     8,936,612.253     3.385%     3.587%
Total                     249,109,081.336    94.362%   100.000%


Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities
Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April
3, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 3, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin Small Cap Value Fund's (the"Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. The Election of
Trustees:

   Name       For       % of     % of   Withhel    % of    % of
                      Outstan   Voted      d     Outstan  Voted
                        ding    Shares             ding   Share
                       Shares                     Shares    s
Harris J.   1,011,012  55.634%  97.002%  31,251,   1.720%  2.998
Ashton       ,427.187                    416.600               %
Robert F.   1,010,840  55.625%  96.985%  31,423,   1.729%  3.015
Carlson      ,326.007                    517.780               %
Sam Ginn    1,011,397  55.655%  97.038%  30,866,   1.699%  2.962
             ,159.876                    683.911               %
Edith E.    1,011,335  55.652%  97.033%  30,928,   1.702%  2.967
Holiday      ,805.767                    038.020               %
Frank W.    1,010,567  55.610%  96.959%  31,696,   1.744%  3.041
T. LaHaye    ,216.292                    627.495               %
Frank A.    1,010,579  55.611%  96.960%  31,684,   1.743%  3.040
Olson        ,751.121                    092.666               %
Larry D.    1,012,933  55.740%  97.186%  29,330,   1.614%  2.814
Thompson     ,708.914                    134.873               %
John B.     1,013,303  55.760%  97.221%  28,960,   1.594%  2.779
Wilson       ,004.132                    839.655               %
Charles B.  1,012,016  55.690%  97.098%  30,247,   1.664%  2.902
Johnson      ,202.630                    641.157               %
Rupert H.   1,012,379  55.710%  97.133%  29,884,   1.644%  2.867
Johnson,     ,462.509                    381.278               %
Jr.

Proposal 2.    To approve an Agreement and Plan of
Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             52,703,909.510  75.281%  93.162%
Against          1,417,778.078   2.025%   2.506%
Abstain          2,450,734.244   3.501%   4.332%
Total           56,572,421.832  80.807%  100.000
                                               %

Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes eight (8) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             51,161,817.229  73.078%  90.901%
Against          2,208,389.306   3.155%   3.923%
Abstain          2,913,051.877   4.161%   5.176%
Total           56,283,258.412  80.394%  100.000
                                               %

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             51,833,817.290  74.038%  92.095%
Against          1,566,394.163   2.238%   2.783%
Abstain          2,883,046.959   4.118%   5.122%
Total           56,283,258.412  80.394%  100.000
                                               %

(c) To amend the Fund's fundamental investment restriction regarding lending:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             51,431,878.355  73.464%  91.380%
Against          1,960,212.104   2.800%   3.483%
Abstain          2,891,167.953   4.130%   5.137%
Total           56,283,258.412  80.394%  100.000
                                               %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             51,751,028.495  73.920%  91.947%
Against          1,739,782.639   2.485%   3.092%
Abstain          2,792,447.278   3.989%   4.961%
Total           56,283,258.412  80.394%  100.000
                                               %

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             51,357,211.985  73.357%  91.248%
Against          2,022,774.469   2.890%   3.594%
Abstain          2,903,271.958   4.147%   5.158%
Total           56,283,258.412  80.394%  100.000
                                               %

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             51,443,557.728  73.481%  91.401%
Against          1,966,714.496   2.809%   3.494%
Abstain          2,872,986.188   4.104%   5.105%
Total           56,283,258.412  80.394%  100.000
                                               %

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             51,626,334.615  73.742%  91.726%
Against          1,701,939.463   2.431%   3.024%
Abstain          2,954,984.334   4.221%   5.250%
Total           56,283,258.412  80.394%  100.000
                                               %

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             52,191,778.232  74.550%  92.731%
Against          1,342,576.862   1.917%   2.385%
Abstain          2,748,903.318   3.927%   4.884%
Total           56,283,258.412  80.394%  100.000
                                               %

Proposal 4.   To approve the elimination of certain of the
Fund's fundamental investment restrictions:

              Shares Voted       % of     % of
                               Outstan   Voted
                                 ding    Shares
                                Shares

For             51,986,900.442  74.257%  92.367%
Against          2,013,055.875   2.875%   3.576%
Abstain          2,283,302.095   3.262%   4.057%
Total           56,283,258.412  80.394%  100.000
                                               %

Franklin Templeton Variable Insurance Products Trust

Franklin Strategic Income Securities
Fund

Meeting of Shareholders, March 21,
2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and to approve amendments to certain of the Franklin Strategic Income Fund's (the "Fund") fundamental investment restrictions (including six (6) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust:
Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, and amendments to certain of the Fund's fundamental investment restrictions (including six (6) Sub-Proposals). No other business was transacted at the meeting.

Proposal 1. The Election of
Trustees:

   Name       For      % of     % of    Withhel    % of   % of
                      Outstan   Voted      d     Outstan  Voted
                       ding    Shares              ding   Share
                      Shares                      Shares    s
Harris J.  1,011,012  55.634%  97.002%   31,251,   1.720% 2.998
Ashton      ,427.187                     416.600              %
Robert F.  1,010,840  55.625%  96.985%   31,423,   1.729% 3.015
Carlson     ,326.007                     517.780              %
Sam Ginn   1,011,397  55.655%  97.038%   30,866,   1.699% 2.962
            ,159.876                     683.911              %
Edith E.   1,011,335  55.652%  97.033%   30,928,   1.702% 2.967
Holiday     ,805.767                     038.020              %
Frank W.   1,010,567  55.610%  96.959%   31,696,   1.744% 3.041
T. LaHaye   ,216.292                     627.495              %
Frank A.   1,010,579  55.611%  96.960%   31,684,   1.743% 3.040
Olson       ,751.121                     092.666              %
Larry D.   1,012,933  55.740%  97.186%   29,330,   1.614% 2.814
Thompson    ,708.914                     134.873              %
John B.    1,013,303  55.760%  97.221%   28,960,   1.594% 2.779
Wilson      ,004.132                     839.655              %
Charles B. 1,012,016  55.690%  97.098%   30,247,   1.664% 2.902
Johnson     ,202.630                     641.157              %
Rupert H.  1,012,379  55.710%  97.133%   29,884,   1.644% 2.867
Johnson,    ,462.509                     381.278              %
Jr.

Proposal 2.    To approve an Agreement and Plan of
Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            66,807,927.793  92.845%   93.043%
Against         1,367,728.826   1.900%    1.905%
Abstain         3,627,381.221   5.041%    5.052%
Total          71,803,037.840  99.786%   100.000
                                               %

Proposal 3.   To approve amendments to certain of the Fund's
fundamental investment restrictions (includes six (6) Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            65,672,068.313  91.266%   91.461%
Against         2,864,174.570   3.980%    3.989%
Abstain         3,266,794.957   4.540%    4.550%
Total          71,803,037.840  99.786%   100.000
                                               %

(c) To amend the Fund's fundamental investment restriction regarding lending:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            66,754,808.913  92.771%   92.969%
Against         1,832,619.614   2.547%    2.553%
Abstain         3,215,609.313   4.468%    4.478%
Total          71,803,037.840  99.786%   100.000
                                               %

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            66,380,476.923  92.251%   92.448%
Against         2,408,466.813   3.347%    3.354%
Abstain         3,014,094.104   4.188%    4.198%
Total          71,803,037.840  99.786%   100.000
                                               %

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            66,411,592.522  92.294%   92.491%
Against         2,334,282.931   3.244%    3.251%
Abstain         3,057,162.387   4.248%    4.258%
Total          71,803,037.840  99.786%   100.000
                                               %

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            66,039,827.490  91.777%   91.974%
Against         2,441,215.686   3.393%    3.399%
Abstain         3,321,994.664   4.616%    4.627%
Total          71,803,037.840  99.786%   100.000
                                               %

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

              Shares Voted      % of      % of
                               Outstan   Voted
                                ding     Shares
                               Shares

For            66,491,798.936  92.405%   92.603%
Against         2,158,360.497   3.000%    3.006%
Abstain         3,152,878.407   4.381%    4.391%
Total          71,803,037.840  99.786%   100.000
                                               %


Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 3, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of theTrust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and to approve amendments to certain of the Trust's fundamental investment restrictions (including "seven (7) Sub-Proposals).
 At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry
D. Thompson, John B. Wilson. Charles B. Johnson and Rupert H. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Trust's fundamental investment restrictions including (7) Sub-Proposals.
No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Trustees/Directors:

    Name           For        % of      % of    Withheld      % of      % of
                            Outstand   Voted                Outstand   Voted
                               ing     Shares                 ing      Shares
                             Shares                          Shares
Harris J.      1,011,012,42   55.634%  97.002% 31,251,416.    1.720%    2.998%
Ashton                7.187                            600
Robert F.      1,010,840,32   55.625%  96.985% 31,423,517.    1.729%    3.015%
Carlson               6.007                            780
Sam Ginn       1,011,397,15   55.655%  97.038% 30,866,683.    1.699%    2.962%
                      9.876                            911
Edith E.       1,011,335,80   55.652%  97.033% 30,928,038.    1.702%    2.967%
Holiday               5.767                            020
Frank W. T.    1,010,567,21   55.610%  96.959% 31,696,627.    1.744%    3.041%
LaHaye                6.292                            495
Frank A.       1,010,579,75   55.611%  96.960% 31,684,092.    1.743%    3.040%
Olson                 1.121                            660
Larry D.       1,012,933,70   55.740%  97.186% 29,330,134.    1.614%    2.814%
Thompson              8.914                            873
John B.        1,013,303,00   55.760%  97.221% 28,960,839.    1.594%    2.779%
Wilson                4.132                            655
Charles B.     1,012,016,20   55.690%  97.098% 30,247,641.    1.664%    2.902%
Johnson               2.630                            157
Rupert H.      1,012,379,46   55.710%  97.133% 29,884,381.    1.644%    2.867%
Johnson, Jr.          2.509                            278

Proposal 2.    To approve an Agreement and Plan of Reorganization that
provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware Statutory Trust:

               Shares Voted     % of       % of Voted
                              Outstandi      Shares
                              ng Shares

For            3,828,079.411    70.087%          94.132%
Against           72,030.651     1.319%           1.771%
Abstain          166,603.577     3.050%           4.097%
Broker Non-
Votes
Total          4,066,713.639    74.456%         100.000%


Proposal 3.   To approve amendments to certain of the Trust's fundamental investment restrictions (includes seven (7) Sub-Proposals):

(a) To amend the Trust's fundamental investment restriction regarding borrowing:

               Shares Voted     % of       % of Voted
                              Outstandi      Shares
                              ng Shares

For            3,716,804.158    68.050%          91.396%
Against          131,507.488     2.407%           3.234%
Abstain          218,401.993     3.999%           5.370%
Broker Non-
Votes
Total          4,066,713.639    74.456%         100.000%

(b) To amend the Trust's fundamental investment restriction regarding lending:

               Shares Voted     % of       % of Voted
                              Outstandi      Shares
                              ng Shares

For            3,796,887.225    69.516%          93.365%
Against          103,581.920     1.896%           2.547%
Abstain          166,244.494     3.044%           4.088%
Broker Non-
Votes
Total          4,066,713.639    74.456%         100.000%

(c) To amend the Trust's fundamental investment restriction regarding investments in real estate:

               Shares Voted     % of       % of Voted
                              Outstandi      Shares
                              ng Shares

For            3,766,301.320    68.956%          92.613%
Against          139,152.555     2.548%           3.422%
Abstain          161,259.764     2.952%           3.965%
Broker Non-
Votes
Total          4,066,713.639    74.456%         100.000%

(d) To amend the Trust's fundamental investment restriction regarding investments in commodities:

               Shares Voted     % of       % of Voted
                              Outstandi      Shares
                              ng Shares

For            3,771,436.662    69.050%          92.739%
Against          126,035.281     2.308%           3.099%
Abstain          169,241.696     3.098%           4.162%
Broker Non-
Votes
Total          4,066,713.639    74.456%         100.000%

(e) To amend the Trust's fundamental investment restriction regarding issuing senior securities:

               Shares Voted     % of       % of Voted
                              Outstandi      Shares
                              ng Shares

For            3,784,817.897    69.295%          93.068%
Against          110,074.299     2.015%           2.707%
Abstain          171,821.443     3.146%           4.225%
Broker Non-
Votes
Total          4,066,713.639    74.456%         100.000%

(f) To amend the Trust's fundamental investment restriction regarding industry concentration:

               Shares Voted     % of       % of Voted
                              Outstandi      Shares
                              ng Shares

For            3,840,193.713    70.309%          94.430%
Against           77,375.173     1.416%           1.903%
Abstain          149,144.753     2.731%           3.667%
Broker Non-
Votes
Total          4,066,713.639    74.456%         100.000%

(g) To amend the Trust's fundamental investment restriction regarding diversification of investments:

               Shares Voted     % of       % of Voted
                              Outstandi      Shares
                              ng Shares

For            3,789,501.827    69.381%          93.183%
Against          120,108.248     2.199%           2.954%
Abstain          157,103.564     2.876%           3.863%
Broker Non-
Votes
Total          4,066,713.639    74.456%         100.000%


Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Value Securities Fund

Meeting of Shareholders, March 21, 2007


A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and to approve amendments to certain of the Trust's fundamental investment restrictions (including seven (7) Sub-Proposals).
 At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert
F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson, John B. Wilson. Charles B. Johnson and Rupert
H. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Trust's fundamental investment restrictions (including seven (7) Sub-Proposals).
No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Trustees/Directors:

    Name          For         % of    % of     Withheld   % of    % of
                            Outstan   Voted               Outs    Voted
                              ding   Shares               tand   Shares
                             Shares                        ing
                                                          Shar
                                                           es
Harris J.     1,011,012,42   55.634% 97.002%  31,251,416.  1.72   2.998%
Ashton               7.187                            600    0%
Robert F.     1,010,840,32   55.625% 96.985%  31,423,517.  1.72   3.015%
Carlson              6.007                            780    9%
Sam Ginn      1,011,397,15   55.655% 97.038%  30,866,683.  1.69   2.962%
                     9.876                            911    9%
Edith E.      1,011,335,80   55.652% 97.033%  30,928,038.  1.70   2.967%
Holiday              5.767                            020    2%
Frank W. T.   1,010,567,21   55.610% 96.959%  31,696,627.  1.74   3.041%
LaHaye               6.292                            495    4%
Frank A.      1,010,579,75   55.611% 96.960%  31,684,092.  1.74   3.040%
Olson                1.121                            660    3%
Larry D.      1,012,933,70   55.740% 97.186%  29,330,134.  1.61   2.814%
Thompson             8.914                            873    4%
John B.       1,013,303,00   55.760% 97.221%  28,960,839.  1.59   2.779%
Wilson               4.132                            655    4%
Charles B.    1,012,016,20   55.690% 97.098%  30,247,641.  1.66   2.902%
Johnson              2.630                            157    4%
Rupert H.     1,012,379,46   55.710% 97.133%  29,884,381.  1.64   2.867%
Johnson, Jr.         2.509                            278    4%

Proposal 2.    To approve an Agreement and Plan of Reorganization that
provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

                Shares Voted      % of      % of
                                Outstand   Voted
                                  ing      Shares
                                 Shares

For              2,025,841.064   90.781%   95.340%
Against             87,534.417    3.923%    4.119%
Abstain             11,493.978    0.515%    0.541%
Broker Non-
Votes
Total            2,124,869.459   95.219%  100.000%


Proposal 3.   To approve amendments to certain of the Trust's
fundamental investment restrictions (includes seven (7) Sub-Proposals):

(a) To amend the Trust's fundamental investment restriction regarding borrowing:

                Shares Voted      % of      % of
                                Outstand   Voted
                                  ing      Shares
                                 Shares

For              1,951,149.638   87.434%   91.824%
Against            120,390.397    5.395%    5.666%
Abstain             53,329.424    2.390%    2.510%
Broker Non-
Votes
Total            2,124,869.459   95.219%  100.000%

(b) To amend the Trust's fundamental investment restriction regarding lending:

                Shares Voted      % of      % of
                                Outstand   Voted
                                  ing      Shares
                                 Shares

For              1,958,879.079   87.781%   92.188%
Against            112,660.956    5.048%    5.302%
Abstain             53,329.424    2.390%    2.510%
Broker Non-
Votes
Total            2,124,869.459   95.219%  100.000%

(c) To amend the Trust's fundamental investment restriction regarding investments in real estate:

                Shares Voted      % of      % of
                                Outstand   Voted
                                  ing      Shares
                                 Shares

For              1,951,149.637   87.434%   91.824%
Against            110,993.461    4.974%    5.224%
Abstain             62,726.361    2.811%    2.952%
Broker Non-
Votes
Total            2,124,869.459   95.219%  100.000%

(d) To amend the Trust's fundamental investment restriction regarding investments in commodities:

                Shares Voted      % of      % of
                                Outstand   Voted
                                  ing      Shares
                                 Shares

For              1,936,825.755   86.792%   91.150%
Against            117,587.900    5.270%    5.534%
Abstain             70,455.804    3.157%    3.316%
Broker Non-
Votes
Total            2,124,869.459   95.219%  100.000%

(e) To amend the Trust's fundamental investment restriction regarding issuing senior securities:

                Shares Voted      % of      % of
                                Outstand   Voted
                                  ing      Shares
                                 Shares

For              1,969,086.400   88.238%   92.669%
Against             97,557.799    4.372%    4.591%
Abstain             58,225.260    2.609%    2.740%
Broker Non-
Votes
Total            2,124,869.459   95.219%  100.000%

(f) To amend the Trust's fundamental investment restriction regarding industry concentration:

                Shares Voted      % of      % of
                                Outstand   Voted
                                  ing      Shares
                                 Shares

For              1,949,056.299   87.340%   91.726%
Against            125,317.343    5.616%    5.898%
Abstain             50,495.817    2.263%    2.376%
Broker Non-
Votes
Total            2,124,869.459   95.219%  100.000%

(g) To amend the Trust's fundamental investment restriction regarding diversification of investments:

                Shares Voted      % of      % of
                                Outstand   Voted
                                  ing      Shares
                                 Shares

For              1,964,585.299   88.036%   92.457%
Against             97,557.799    4.372%    4.591%
Abstain             62,726.361    2.811%    2.952%
Broker Non-
Votes
Total            2,124,869.459   95.219%  100.000%